                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

     [ ]  Preliminary proxy statement.    [ ] Confidential, for use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e) (2).

     [X}  Definitive proxy statement.

     [ ]  Definitive additional materials.

     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                              Associated Banc-Corp
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.

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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a) (2) and identify the filing for which the  offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

2002 FORM 10-K ANNUAL REPORT

March 20, 2003

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Associated Banc-Corp scheduled for 11:00 a.m. on Wednesday, April 23, 2003, at The Meyer Theater, 117 South Washington Street, Green Bay, Wisconsin.

The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

Your Board of Directors and management look forward to personally greeting those shareholders who are able to attend.

Please be sure to sign and return the enclosed proxy card whether or not you plan to attend the meeting so that your shares will be voted. In the alternative, you may vote your shares via the Internet. Instructions are included with the proxy card. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your proxy card or voted on the Internet. The Board of Directors joins me in hoping that you will attend.

For your convenience, we are providing space on the proxy card for any questions or comments you may have that you wish to have addressed either personally or at the Annual Meeting. We always appreciate your input and interest in Associated Banc-Corp. If you prefer, you may e-mail comments or questions to shareholders@associatedbank.com.

Sincerely,

Robert C. Gallagher
Chairman, President, and Chief Executive Officer

ASSOCIATED BANC-CORP
1200 Hansen Road
Green Bay, Wisconsin 54304

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 23, 2003

Holders of Common Stock of Associated Banc-Corp:

The Annual Meeting of Shareholders of Associated Banc-Corp will be held at The Meyer Theater, 117 South Washington Street, Green Bay, Wisconsin, on Wednesday, April 23, 2003, at 11:00 a.m. for the purpose of considering and voting on:

1.	The election of three directors into Class B. The Board of Directors’ nominees are named in the accompanying Proxy Statement.

2.	The approval of the Associated Banc-Corp 2003 Long-Term Incentive Plan.

3.	The approval of the Associated Banc-Corp Incentive Compensation Plan.

4.	The ratification of the selection of KPMG LLP as independent auditors for Associated Banc-Corp for the year ending December 31, 2003.

5.	Such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors has fixed February 28, 2003, as the record date for determining the shareholders of Associated Banc-Corp entitled to notice of and to vote at the meeting, and only holders of Common Stock of Associated Banc-Corp of record at the close of business on such date will be entitled to notice of and to vote at such meeting and all adjournments.

Brian R. Bodager
Chief Administrative Officer
General Counsel & Corporate Secretary
Green Bay, Wisconsin
March 20, 2003

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID ASSOCIATED BANC-CORP IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

ASSOCIATED BANC-CORP
1200 Hansen Road
Green Bay, Wisconsin 54304

PROXY STATEMENT

ANNUAL MEETING — APRIL 23, 2003

Information Regarding Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Associated Banc-Corp, hereinafter called “Associated,” to be voted at the Annual Meeting of Shareholders on Wednesday, April 23, 2003, and at any and all adjournments thereof.

Solicitation of proxies by mail is expected to commence on March 20, 2003, and the cost thereof will be borne by Associated. In addition to such solicitation by mail, some of the directors, officers, and regular employees of Associated may, without extra compensation, solicit proxies by telephone or personal interview. Arrangements will be made with brokerage houses, custodians, nominees, and other fiduciaries to send proxy materials to their principals, and they will be reimbursed by Associated for postage and clerical expense.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by three (3) judges of election who are Directors and will determine whether or not a quorum is present. The judges of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be considered as present and entitled to vote for purposes of determining the presence of a quorum for the meeting.

Shareholders are urged to sign and date the enclosed proxy card and return it as promptly as possible in the envelope enclosed for that purpose. Shareholders of record can also give proxies using the Internet. The Internet voting procedures are designed to authenticate Associated’s shareholders’ identities, to allow Associated’s shareholders to give their voting instructions, and to confirm that Associated’s shareholders’ instructions have been recorded properly. Shareholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

Any Associated shareholder of record desiring to vote over the Internet will be required to enter the unique control number imprinted on such holder’s Associated proxy card, and therefore should have their Associated proxy card in hand when initiating the session. To vote over the Internet, log on to the website www.proxyvote.com, and follow the simple instructions provided. Instructions are also included on the proxy card.

Proxies may be revoked at any time prior to the exercise thereof by filing with the Secretary of Associated a written revocation or a duly executed proxy bearing a later date. Such proxies may not be revoked via the Internet.

Shares as to which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted “FOR” the election of the Board’s nominees as directors and “FOR” the other proposals listed.

The Corporate Secretary of Associated is Brian R. Bodager, 1200 Hansen Road, Green Bay, Wisconsin 54304.

Record Date and Voting Securities

The Board has fixed the close of business on February 28, 2003, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities of Associated entitled to be voted at the meeting consist of shares of its Common Stock, $0.01 par value (“Common Stock”), of which 74,185,883 shares were issued and outstanding at the close of business on the Record Date. Only shareholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the meeting.

Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

Unless otherwise directed, all proxies will be voted FOR the election of each of the individuals nominated to serve as a Class B Director. The three nominees receiving the largest number of affirmative votes cast at the Annual Meeting will be elected as directors. Unless otherwise directed, all proxies will be voted FOR Proposals 2, 3, and 4.

Corporate Report

The 2002 Corporate Report of Associated, which includes unaudited historical consolidated balance sheets, statements of income, and per share and selected financial data for the years ended December 31, 1992 through 2002, has been mailed concurrently with this proxy statement to shareholders of record. The 2002 Corporate Report and the 2002 Form 10-K Annual Report do not constitute a part of the proxy material.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has the responsibility for establishing broad corporate policies and for the overall performance of Associated, although it is not involved in day-to-day operating details. Members of the Board are kept informed of Associated’s business by various reports and documents sent to them on a regular basis, including operating and financial reports made at Board and committee meetings by officers of Associated.

Pursuant to the Articles of Incorporation of Associated, the Board is classified into three classes, as nearly equal in size as possible, with each class of directors serving staggered three-year terms, designated as Class A, Class B, and Class C. Three directors in Class B, Messrs. Conlon, Harder, and Quick, all of whom are members of the present Board, are nominated for election at the Annual Meeting. The Class B directors will be elected to a term of three years to expire in April 2006.

Associated’s Bylaws were amended in 2002 to require that a director retire as of the first Annual Meeting subsequent to the director’s 70th birthday. In the event a director is elected to a term which would cause the director to serve beyond age 70, the director shall be allowed to serve the entire term for which he/she is elected unless said director desires to retire prior to the expiration of said term. Mr. Konopacky, a Class C director, retired from the Board effective as of the January 22, 2003, Board meeting. Mr. Sproule, a Class B director, will not stand for re-election at the April 23, 2003, Annual Meeting. Two continuing directors are over age 70. Mr. Gaiswinkler, a Class C director, is serving the third year of his three-year term; Dr. Leach, a Class A director, is serving the second year of his three-year term. The remaining directors will continue to serve until their terms have expired or until their successors have been elected.

The nominees have consented to serve, if elected, and at the date of this Proxy Statement, Associated has no reason to believe that any of the nominees will be unable to serve. Correspondence may be directed to nominees at Associated’s executive offices. Unless otherwise directed, the persons named as proxies intend to vote in favor of the election of the nominees.

The information presented below as to principal occupation and shares of Common Stock beneficially owned as of February 28, 2003, is based in part on information received from the respective persons and in part from the records of Associated.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Class B Directors, Terms Expiring April 2006

Harry B. Conlon has been a director of Associated since 1975. He is presently retired. He served as non-executive Chairman of the Board of Associated from April 2000 to January 2003. He served as Chairman of the Board and Chief Executive Officer of Associated from 1998 to 2000. He was Chairman of the Board, President, and Chief Executive Officer of Associated from 1987 to 1998 and was President and Chief Executive Officer from 1975 to 1987. Age: 67.

Ronald R. Harder has been a director of Associated since July 1991. He has been the President and Chief Executive Officer of Jewelers Mutual Insurance Company, Neenah, Wisconsin, since 1982 and has been an officer since 1973. Jewelers Mutual Insurance Company is a mutual insurance company providing insurance coverage nationwide for jewelers in retail, wholesale, and manufacturing, as well as personal jewelry insurance coverage for individuals. Age: 59.

J.  Douglas Quick has been a director of Associated since July 1991. He has been President and Chief Executive Officer of Lakeside Foods, Inc., Manitowoc, Wisconsin, since 1986. Lakeside Foods, Inc. is a food processor of primarily canned and frozen vegetables. Age: 57.

DIRECTORS CONTINUING IN OFFICE

Class A Directors, Terms Expiring April 2005

William R. Hutchinson has been a director of Associated since April 1994. He is President of W. R. Hutchinson & Associates, Inc., an energy industry consulting company. Previously, he was Group Vice President, Mergers & Acquisitions, of BP Amoco p.l.c. from January 1999 to April 2001 and had held the positions of Vice President, Financial Operations, Treasurer, Controller, and Vice President-Mergers, Acquisitions & Negotiations of Amoco Corporation, Chicago, Illinois, since 1981. He has been a director of Associated Bank Chicago, an affiliate of Associated, since 1981. Mr. Hutchinson also serves as a director of the Smith Barney Mutual Fund Group. Age: 60.

Dr.  George R. Leach has been a director of Associated since October 1997. He is presently retired. He practiced as an optometrist in Stevens Point, Wisconsin, from 1949 to 1993. He is a Fellow Emeritus of the American Academy of Optometry and a past President of the Wisconsin Optometric Association. Age: 79.

John C. Seramur has been a director and Vice Chairman of Associated since October 1997. He is presently retired. He was President, Chief Executive Officer, and Chief Operating Officer of First Financial Corporation, a thrift holding company that merged with Associated in 1997, and its subsidiary, First Financial Bank, since 1966. Mr. Seramur also serves as a director of Vita Food Products, Inc. Age: 60.

Class C Directors, Terms Expiring April 2004

Robert S. Gaiswinkler has been a director of Associated since October 1997. He is the retired Chairman of the Board of First Financial Corporation, a position he held from 1988 to 1997. From 1977 to 1997 he served on the Board of Directors of First Financial Corporation (and a predecessor company), a thrift holding company that merged with Associated in 1997. Age: 71.

Robert C. Gallagher has been a director of Associated since January 1982. He has served as Chairman of the Board, President and Chief Executive Officer of Associated since January 2003. He has served as President and Chief Executive Officer of Associated from April 2000 to January 2003, as President and Chief Operating Officer of Associated from October 1998 to April 2000, as Vice Chairman of Associated from July 1996 to April 1999, and as Executive Vice President from January 1982 to April 1999. Mr. Gallagher also serves as a director of WPS Resources Corporation. Age: 64.

John C. Meng has been a director of Associated since January 1991. He has served as Chairman of the Board of Schreiber Foods, Inc., Green Bay, Wisconsin, since October 1999. Schreiber Foods, Inc. markets cheese products to the food service industry and national retailers. He has served as a director of Schreiber Foods, Inc. since 1978 and as an officer since 1974, including Chairman, President, and Chief Executive Officer from May 1999 to October 1999, President and Chief Executive Officer from December 1989 to May 1999, and President and Chief Operating Officer from 1985 to 1989. Mr. Meng also serves as a director of WPS Resources Corporation. Age: 58.

Board Committees and Meeting Attendance

The Board held four meetings during 2002. All of the directors attended at least 75% of the total number of meetings of the Board and its committees of which they were members.

The Audit Committee, composed of Messrs. Harder (Chairman), Hutchinson, and Leach, all of whom are outside directors who meet the independence requirements set forth in Nasdaq rules, held six meetings during 2002. Mr. Konopacky served on the Audit Committee prior to his retirement from the Board effective January 22, 2003. The Audit Committee reviews the adequacy of internal accounting controls, reviews with the independent auditors their plan and results of the audit engagement, reviews the scope and results of procedures for internal auditing, reviews and approves the general nature of audit services by the independent auditors, and reviews quarterly and annual financial statements issued by Associated. The Audit Committee recommends to the Board the appointment of the independent auditors, subject to ratification by the shareholders at the Annual Meeting, to serve as Associated’s auditors for the following year. Both the internal auditors and the independent auditors meet periodically with the Audit Committee and have free access to the Audit Committee at any time. A copy of the revised Charter of the Audit Committee, adopted by the Audit Committee and the Board at their meetings on January 22, 2003, is attached hereto as Appendix C and can also be found on Associated’s website at www.associatedbank.com.

The Administrative Committee, composed of Messrs. Quick (Chairman), Gaiswinkler, Meng, and Sproule, all of whom are outside directors who meet the independence requirements set forth in Nasdaq rules, held five meetings in 2002. The Administrative Committee’s functions during 2002 included, among other duties directed by the Board, administering Associated’s stock option plans (and granting options) and employee fringe benefit programs, reviewing and approving Associated’s executive salary and bonus structure, and reviewing and recommending for Board approval, Board and committee charters and a code of ethics for directors and executive officers. The Code of Ethics for Directors and Executive Officers can be found on Associated’s website at www.associatedbank.com.

The Nominating and Search Committee, a committee of the Board formed in 2002 and composed of Messrs. Harder, Meng, and Quick (Chairman), all of whom are outside directors who meet the independence requirements set forth in Nasdaq rules, held ten meetings in 2002. Mr. Gallagher served as a non-voting member of the committee. The Nominating and Search Committee’s functions during 2002 included reviewing the structure and composition of the Board, considering qualification requisites for continued Board service, and conducting a search for a new Chief Executive Officer. The Nominating and Search Committee will also consider qualified candidates recommended in writing by shareholders, if those candidates demonstrate a serious interest in serving as directors.

Director Compensation

Associated compensates each nonemployee director for services by payment of an annual retainer and meeting fee. For the year ended December 31, 2002, the annual retainer was $20,000 and the meeting fee was $1,200 for each Board meeting attended. The directors received $750 for each committee meeting attended, with an additional $250 to the committee chairman for each committee meeting attended. Directors who are employees of Associated or its affiliates do not receive separate compensation for their services as directors. Additionally, each nonemployee director was granted 2,200 stock options during 2002.

STOCK OWNERSHIP

Security Ownership of Beneficial Owners

As of February 28, 2003, Associated Trust Company, National Association, a wholly owned subsidiary of Associated Banc-Corp, was, in a fiduciary capacity, the beneficial owner of 5,222,174 shares of Common Stock, constituting 7.04% of Associated’s outstanding shares entitled to vote. Such ownership is in the capacity of fiduciary with voting and/or investment power. As a result thereof, Associated may be deemed to indirectly beneficially own such shares. No other person is known to Associated to own beneficially more than 5% of the outstanding shares entitled to vote. The information set forth below is reflective of the foregoing.

Name and Address	Title of Class	Amount and Nature of Beneficial Ownership (1)(2)(3)	Percent of Class
Associated Trust Company, N.A. 401 East Kilbourn Avenue Milwaukee, Wisconsin 53202	Common	5,222,174	7.04%

(1)

Shares are deemed to be “beneficially owned” by a person if such person, directly or indirectly, has or shares (i) the voting power thereof, including the power to vote or to direct the voting of such shares, or (ii) the investment power with respect thereto, including the power to dispose or direct the disposition of such shares. In addition, a person is deemed to beneficially own any shares of which such person has the right to acquire beneficial ownership within 60 days.

(2)

In the capacity of fiduciary, Associated Trust Company, National Association, exercises voting power where authority has been granted. In other instances, Associated Trust Company, National Association, solicits voting preferences from the beneficiaries. In the event responses are not received as to voting preferences, the shares will not be voted in favor of or against the proposals.

(3)	In the capacity of fiduciary, included are 4,184,723 shares with sole voting power; 42,691 with shared voting power; 4,808,297 with sole investment power; and 330,199 with shared investment power.

Security Ownership of Management

Listed below is information as of February 28, 2003, concerning beneficial ownership of Common Stock of Associated for each director and Named Executive Officer and by directors and executive officers as a group.

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership (1)	Percent of Class
Common	Harry B. Conlon	456,550	*
Common	Robert S. Gaiswinkler	139,418	*
Common	Robert C. Gallagher	530,156	*
Common	Ronald R. Harder	12,333	*
Common	William R. Hutchinson	18,281	*
Common	George R. Leach	76,284	*
Common	Mark J. McMullen (2)	182,995	*
Common	John C. Meng	29,874	*
Common	Donald E. Peters (2)	264,159	*
Common	J. Douglas Quick	32,084	*
Common	Joseph B. Selner (2)	168,724	*
Common	John C. Seramur	497,222	*
Common	John H. Sproule	101,943	*
Common	Gordon J. Weber	246,175	*
Common	Directors and Executive Officers (3)	3,016,551	4.06%

*	Denotes percentage is less than 1%.
(1)	Amount of beneficial ownership includes shares issuable within 60 days upon exercise of stock options owned in the following amounts shown for each of the listed beneficial owners: Mr. Conlon (202,501); Mr. Gaiswinkler (9,091); Mr. Gallagher (260,775); Mr. Harder (5,830); Mr. Hutchinson (7,645); Mr. Leach (7,645); Mr. McMullen (124,097); Mr. Meng (7,645); Mr. Peters (84,450); Mr. Quick (7,645); Mr. Selner (127,531); Mr. Seramur (7,645); Mr. Sproule (7,645); Mr. Weber (136,444); and the Directors and Executive Officers as a group (1,180,282).
(2)	Named Executive Officer, non-director.
(3)	Includes directors and executive officers as a group (19 individuals).

All shares reported herein are owned with voting and investment power in those persons whose names are provided herein or by their spouses. Some shares may be owned in joint tenancy, by a spouse, or in the names of minor children.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash compensation paid or accrued for services rendered in all capacities to Associated and affiliates for the fiscal years ended December 31, 2002, 2001, and 2000, of the person who served as Chief Executive Officer of Associated and the other four most highly compensated executive officers of Associated during the fiscal year ended December 31, 2002 (the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation (1)		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options/SARs (#) (2)	All Other Compensation ($) (3)
Robert C. Gallagher Chairman, President & CEO Associated	2002 2001 2000	600,000 557,705 472,122	600,000 400,000 175,000	55,000 55,000 46,585	80,705 (4) 51,451 35,311
Gordon J. Weber Director, Corporate Banking Associated	2002 2001 2000	325,000 299,051 274,617	175,500 150,000 85,000	33,000 33,000 22,627	9,165 (5) 27,155 11,830
Donald E. Peters Director, Systems & Operations Associated	2002 2001 2000	279,999 269,624 260,000	117,600 107,730 82,810	27,500 27,500 22,627	34,216 (6) 21,425 4,184
Mark J. McMullen Director, Wealth Management Associated	2002 2001 2000	270,000 259,423 244,615	86,265 83,070 54,023	27,500 27,500 19,965	31,810 (7) 23,862 5,735
Joseph B. Selner Chief Financial Officer Associated	2002 2001 2000	235,000 219,231 200,000	112,800 105,600 49,000	27,500 27,500 22,627	26,127 (8) 16,422 10,318

(1)

Includes amounts earned and payable during the fiscal year whether or not receipt of such amounts was deferred at the election of the Named Executive Officer. All Named Executive Officers are eligible to participate in the Associated Deferred Compensation Plan. During 2002, two of the Named Executive Officers, Messrs. Gallagher and Peters, participated in this plan. (See “Agreements and Reports.”)

(2)	Option grants reflect a 10% stock split effected in the form of a stock dividend in 2000 and 2002.
(3)

Contributions to the Associated Banc-Corp Profit Sharing & Retirement Savings Plan (including the 401(k) Plan) (the “Retirement Plan”) were made to the accounts of the Named Executive Officers. Contributions to the Associated Supplemental Executive Retirement Plan (the “SERP”), which provides retirement benefits to executives selected by the Administrative Committee without regard to the limitations set forth in Section 415 of the Internal Revenue Code of 1986, as amended (the “Code”), were made to the accounts of the Named Executive Officers. Contributions calculated as 10% of the amount of stock purchased made to Associated’s Employee Stock Purchase Plan were made to the account of one of the Named Executive Officers. Life insurance premiums were paid by Associated for the Named Executive Officers.

(4)	Includes Retirement Plan contributions of $15,300, SERP contribution of $63,029, and life insurance premiums of $2,376.
(5)	Includes Retirement Plan contribution of $15,300, SERP contribution of $22,317, and life insurance premiums of $1,548.
(6)	Includes Retirement Plan contribution of $15,300, SERP contribution of $18,088, and life insurance premiums of $828.
(7)	Includes Retirement Plan contribution of $15,300, SERP contribution of $15,220, and life insurance premiums of $1,290.
(8)	Includes Retirement Plan contribution of $15,300, SERP contribution of $9,342, Employee Stock Purchase Plan contribution of $195, and life insurance premiums of $1,290.

Stock Options

The table below provides information concerning stock options granted to the Named Executive Officers during 2002.

Option/SAR Grants in Last Fiscal Year

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
R. C. Gallagher (1) G. J. Weber (2) D. E. Peters (2) M. J. McMullen (2) J. B. Selner (2)	55,000 33,000 27,500 27,500 27,500	7.27 4.36 3.64 3.64 3.64	31.8636 31.8636 31.8636 31.8636 31.8636	1-23-12 1-23-12 1-23-12 1-23-12 1-23-12	1,102,136.58 661,281.95 551,068.29 551,068.29 551,068.29	2,793,030.48 1,675,818.29 1,396,515.24 1,396,515.24 1,396,515.24

(1)	Options vest in full one year from the date of the grant and expire on the ten-year anniversary of the date of the grant.
(2)	Options vest in equal amounts over three years and expire on the ten-year anniversary of the date of the grant.

Option Exercises and Fiscal Year-End Holdings

The following table provides information concerning the stock option exercises in 2002 and the unexercised stock options held by each Named Executive Officer as of December 31, 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year and
Fiscal Year-End Option/SAR Values (1)

			Number of Securities Underlying Unexercised Options/SARs at FY-End (#)(2)		Value of Unexercised In-the-Money Options/SARs at FY-End ($) (3)
Name	Shares Acquired on Exercise (#)	Value Realized ($) (4)	Exercisable	Unexercisable	Exercisable	Unexercisable
R. C. Gallagher G. J. Weber D. E. Peters M. J. McMullen J. B. Selner	8,000.00 32,171.25 --- 13,000.00 ---	122,841.60 326,307.96 --- 300,887.60 ---	260,775 106,868 58,559 111,040 121,605	18,150 62,246 53,116 52,238 53,116	1,721,399.25 1,037,826.84 338,633.58 1,262,146.90 1,355,144.50	85,949.33 236,475.36 207,865.30 200,244.51 207,865.30

(1)

The exercise price for each grant was 100% of the fair market value of the shares on the date of grant. All granted options are exercisable within ten years from the date of grant. Within this period, each option is exercisable from time to time in whole or in part.

(2)

Pursuant to the current provisions of the Amended and Restated Long-Term Incentive Stock Plan (the “Stock Plan”), all Options and other awards under the Stock Plan shall immediately vest and become exercisable upon the occurrence of a Change in Control of Associated. Such vesting of Options shall result in all Options and corresponding SARs becoming immediately exercisable and all Performance Shares and other awards being immediately payable. The definition of Change of Control is substantially the same as under the Associated Change of Control Plan. See “Agreements and Reports.”

(3)	Total value of unexercised options is based on the market price of Associated common stock, as reported on The Nasdaq Stock Market on December 31, 2002, of $33.94 per share.
(4)	Market price at date of exercise of options, less option exercise price, times number of shares, equals value realized.

Equity Compensation Plan Information

The following table summarizes share information, as of December 31, 2002, for Associated’s equity compensation plans, including the Amended Stock Plan and the NQSO Plan. The Stock Plan has been approved by Associated’s shareholders; the NQSO Plan has not been approved by Associated’s shareholders.

Plan Category	Number of common shares to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of common shares available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders	4,184,005.384	$25.2456	3,801,682.166
Equity compensation plans not approved by shareholders	579,488.89	$32.6446	1,805,873.480
Total	4,763,494.274		5,607,555.646

Executive Retirement Plans

The following table sets forth, with respect to the Associated Retirement Account Plan (the “Account Plan”) and the SERP, the estimated annual retirement benefit payable at age 65 as a straight-life annuity, based on specified earnings and service levels and a benefit indexing rate of 5%:

Average Total Annual Compensation ($)	Annual Benefit After Specified Years in Plan ($) (2)
(1)	20	25	30	35	40	45
350,000	69,440	100,240	139,510	189,665	253,680	335,370
400,000	79,360	114,560	159,440	216,760	289,920	383,280
450,000	89,280	128,880	179,370	243,855	326,160	431,190
500,000	99,200	143,200	199,300	270,950	362,400	479,100
550,000	109,120	157,520	219,230	298,045	398,640	527,010
600,000	119,040	171,840	239,160	325,140	434,880	574,920
650,000	128,960	186,160	259,090	352,235	471,120	622,830
700,000	138,880	200,480	279,020	379,330	507,360	670,740
750,000	148,800	214,800	298,950	406,425	543,600	718,650
800,000	158,720	229,120	318,880	433,520	579,840	766,560
850,000	168,640	243,440	338,810	460,615	616,080	814,470
900,000	178,560	257,760	358,740	487,710	652,320	862,380
950,000	188,480	272,080	378,670	514,805	688,560	910,290

(1)	Reflects amounts disclosed as salary and bonus for each of the Named Executive Officers.
(2)

The retirement benefits shown above are not subject to any deductions for social security or other offsetting amounts, and the annual retirement benefits are subject to certain maximum limitations under the Code (such limitation was $160,000 for 2002).

The following table sets forth, with respect to the Account Plan and the SERP for Named Executive Officers, the credited years of service to date and at age 65:

	Credited Years of Service to Date	Credited Years of Service at Age 65
R. C. Gallagher G. J. Weber D. E. Peters M. J. McMullen J. B. Selner	22 31 21 21 29	22 41 32 33 38

REPORT OF THE ADMINISTRATIVE COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Committee. The Administrative Committee of the Board of Directors (the “Committee”) supervises Associated’s executive compensation policies and programs. It establishes the base salary and incentive compensation of the chief executive officer and approves base salaries and bonuses of 20 other executive officers. The Committee must have three or more independent members, as that term is defined by NASDAQ rules and regulations. The Committee currently has four independent members.

Compensation Policy. Associated’s policy is to have base salaries for executive officers that generally are near the median level for employees having comparable responsibility for financial institutions of comparable size. Annual bonuses are closely related to corporate-wide and business unit financial performance goals and individual goals. The financial goals emphasize earnings per share, return on equity, return on assets, loan quality, and expense control. Specific goals are set on an individual basis for each executive officer to reflect differences in responsibilities and other relevant factors. When plan results are exceeded, Associated’s policy permits total compensation to exceed median levels for institutions of comparable size. Long-term incentives are provided through stock-based awards which directly relate a portion of the executive officers’ long-term remuneration to stock price appreciation realized by Associated’s shareholders. A long-term cash program has been established to provide awards to selected executives if certain earnings goals are achieved through 2003.

The goal of this compensation policy is to provide competitive remuneration to attract and retain high quality executives and to provide appropriate incentives for those employees to enhance shareholder value while avoiding arrangements that could result in expense that is not justified by performance. As long as this basic goal is being achieved, the Committee relies to a great extent on the judgment of the chief executive officer in establishing salary, incentive, and long-term incentive compensation for executive officers other than the chief executive officer.

Independent Consultant. To assist it in supervising the compensation policy, the Committee relies upon an independent outside consultant who provides data regarding compensation practices of financial institutions. The independent outside consultant prepared and presented a report to the Committee at its December 2002 meeting. Competitive compensation levels considered by the Committee are based upon the results of several compensation surveys and the analysis of the consultant as to appropriate adjustments to make meaningful comparisons to the compensation of Associated’s executive officers. The surveys used by the consultant overlap and may cover a larger number and greater variety of institutions than are included in the Nasdaq Bank Index referred to under the heading “Shareholder Return Performance Presentation — Stock Price Performance Graph.” Adjustments made by the consultant to the survey data account for differences in corporate size, business lines, and position responsibilities.

Base Salaries. Salaries paid to executive officers (other than the chief executive officer) are based upon the chief executive officer’s assessment of the nature of the position and the contribution and experience of the executive officer. In 2002, base salaries for executive officers as a group were near the median of competitive levels as determined by competitive market data. The chief executive officer reviews all salary recommendations with the Committee. The Committee is responsible for approving or disapproving those recommendations based upon Associated’s compensation policy.

Annual Incentives. Annual incentives are awarded to executive officers at the discretion of the Committee at the end of each year. The amount of incentive, if any, for each executive officer (other than the chief executive officer) is recommended to the Committee by the chief executive officer based upon an evaluation by the chief executive officer of the achievement of the corporate-wide, business unit, and personal performance goals established for each officer by the chief executive officer at the beginning of the year and, where appropriate, modified during the year to reflect changed conditions. Corporate performance goals and business unit goals such as earnings growth, return on assets, and return on equity are considered. In 2002, the Committee approved incentives recommended to it by the chief executive officer.

Chief Executive Officer Salary and Incentive. The 2002 base salary for Mr. Gallagher was established at a level that the Committee believed would not exceed a median level based upon the analysis of competitive data by the Committee’s consultant. The chief executive officer’s incentive compensation for 2002 was established based upon the Committee’s overall evaluation of the chief executive officer’s performance, including the achievement of corporate financial performance goals and individual goals that were established during the year. The financial goals required increased earnings per share and also included achievement of designated levels of return on assets, return on equity, and loan quality statistics. An earnings per share threshold was established early in the year. This threshold was required to have been met in order for the chief executive officer to have received an incentive. Achievement of other corporate performance goals was considered in general, and no formula giving designated weights to particular goals was used. The chief executive officer’s salary and incentive for 2002 reflected the fact that the earnings per share threshold and all other goals were achieved.

Stock Options. The Committee administers and grants options under the Stock Plan. Options have been granted at irregular intervals in the past. During 2002, options for 765,290 shares were granted to 344 employees and 9 non-employee directors. These options have 10-year terms, vest in stages over the first three years, and have exercise prices equal to 100% of market value on the date of grant. The value of the shares covered by these options (based upon the option price) ranged from about 5% of annual salary to 50% of annual salary. Option recipients and amounts (for employees other than the chief executive officer) were recommended to the Committee by the chief executive officer based upon competitive market guidelines for these positions and based upon his judgment of position and performance of each recipient and the ability of that recipient to effect overall corporate performance. The Committee’s award of options to the chief executive officer was based upon guidelines presented by the consultant.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Code, enacted in 1993, generally disallows a federal income tax deduction to public companies for compensation over $1,000,000 paid to the corporation’s chief executive officer and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee’s policy with respect to Section 162(m) of the Code is to qualify such compensation for deductibility where practicable. Options granted under the Stock Plan have been structured to qualify as performance-based compensation and, accordingly, the compensation realized upon the exercise of such options will be fully deductible by Associated. The Committee anticipates that the compensation from Associated to Mr. Gallagher during the fiscal year ended December 31, 2002, will exceed the limits on deductibility.

ADMINISTRATIVE COMMITTEE

J. Douglas Quick, Chairman John C. Meng, Member	Robert S. Gaiswinkler, Member John H. Sproule, Member

The Report of the Administrative Committee of the Board of Directors on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent Associated specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Administrative Committee Interlocks and Insider Participation

A corporation of which Mr. Quick is an executive officer had loans with subsidiary banks of Associated. A corporation of which Mr. Meng is an executive officer had loans with subsidiary banks of Associated. See “Interest of Management in Certain Transactions,” below. There are no other interlocking relationships as defined by the Securities and Exchange Commission, and no Associated officer or employee is a member of the Committee.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

Stock Price Performance Graph

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return (change in year-end stock price plus reinvested dividends) on Associated’s Common Stock with the cumulative total return of the Nasdaq Bank Index and the S&P 500 Index for the period of five fiscal years commencing on December 31, 1997, and ending December 31, 2002. The Nasdaq Bank Index is prepared for Nasdaq by the Center for Research in Securities Prices at the University of Chicago. The graph assumes that the value of the investment in Associated stock and for each index was $100 on December 31, 1997.

180
160
140
120
100
80
60
40
20
0
1997
1998
1999
2000
2001
2002
155.1
141.1
124.4
119.4
128.3
111.7
99.3
89.8
84.7
100
110.2
100.6
97.1
83.7
82.8
79.9

	1997	1998	1999	2000	2001	2002
Associated Banc-Corp	100.0	79.9	82.8	83.7	100.6	110.2
S&P 500	100.0	128.3	155.1	141.1	124.4	97.1
NASDAQ Bank Index	100.0	89.8	84.7	99.3	111.7	119.4

Source: Bloomberg

Historical stock price performance shown on the graph is not necessarily indicative of the future price performance.

The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent Associated specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AGREEMENTS AND REPORTS

Deferred Compensation Agreements. Associated adopted a nonqualified deferred compensation plan in December 1994 (the “Deferred Compensation Plan”) to permit certain senior officers to defer current compensation to accumulate additional funds for retirement. The CEO and 59 officers are currently eligible to participate under the Deferred Compensation Plan, including each of the Named Executive Officers. During 2002, two of the Named Executive Officers, Messrs. Gallagher and Peters, participated in the Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, each year each officer may elect to defer a portion of his base salary and/or annual incentive compensation. The officer will receive payment of deferred amounts in ten equal annual installments at his anticipated retirement date. In addition, under certain limited circumstances described in the plan, the officer may receive distributions during employment. If the officer’s services are terminated voluntarily or involuntarily, he retains all rights to the undistributed amounts credited to his account. All funds deferred have been placed in a trust with an independent third party trustee. Investment results on funds in the trust will vary depending on investments selected and managed by the trustee.

Associated Banc-Corp Directors’ Deferred Compensation Plan. Through its acquisition of other banks and bank holding companies, the Company became the sponsor of several plans under which the directors of the acquired organizations had deferred their director compensation (the “Predecessor Plans”). To simplify ongoing administration of the Predecessor Plans, the Company established the Associated Banc-Corp Directors’ Deferred Compensation Plan (the “Directors’ Plan”), and merged the Predecessor Plans into the Directors’ Plan, effective July 1, 1999. During the period July 1, 1999, to December 31, 2002, no Associated directors participated in the Directors’ Plan.

Change of Control Plan. Associated maintains a Change of Control plan (the “Plan”) to provide severance benefits to the Chief Executive Officer (the “CEO”) and certain senior officers in the event of their termination of employment following a Change of Control of Associated (as defined below). The CEO and 21 senior officers are currently designated to participate under the Plan, and prior to a Change of Control, from time to time, the CEO is authorized to designate additional participating senior officers. All of the Named Executive Officers participated in the Plan in 2002.

If within three years following a Change of Control (or in anticipation of and preceding a Change of Control) a termination of employment occurs either involuntarily or for Good Reason (as defined below), a participant may, at the discretion of Associated, receive either a lump sum payment or installment payments reflected in the Plan schedule in effect at the date of such termination. Such payment will also include legal fees and expenses related to termination of employment or dispute of benefits payable under the Plan, if any. “Good Reason” includes a change in the employee’s duties and responsibilities which are inconsistent with those prior to the Change of Control, a reduction in salary, or a discontinuation of any bonus plan or certain other compensation plans, a transfer to an employment location greater than fifty miles from the employee’s present office location, or certain other breaches. Benefits are not paid in the event of retirement, death or disability, or termination for Cause, which generally includes willful failure to substantially perform duties or certain willful misconduct. The Plan provides participants with benefits in either lump sum or installment payments, at the election of Associated. The total benefits payable include one to three years (the “Continuation Period”) of base salary and incentive compensation and continued health, welfare, and life insurance benefits during the Continuation Period. In addition, upon termination, participants will be entitled to age and service credit for the Continuation Period under all retirement programs and supplemental retirement plans in which they participate. If installment payments are elected by Associated, the salary and incentive compensation payments shall be paid ratably over the Continuation Period. The respective Continuation Period for each participant is specified in the Plan schedule. Currently, Mr. Gallagher is entitled to a three-year Continuation Period, and Messrs. McMullen, Peters, Selner, and Weber are entitled to a two-year Continuation Period. The Plan also provides for gross-up payments for any excise taxes incurred under Section 280G of the Code as a result of any benefits paid to the participants in connection with a Change of Control. The Plan, including the Plan schedule, may be amended, subject to certain limitations, at any time by Associated prior to a Change of Control.

A “Change of Control” under the Plan shall occur if an offer is accepted, in writing, with respect to any of the following: (a) a change of ownership of 25% or more of the outstanding voting securities of Associated; (b) a merger or consolidation of Associated with or into a corporation, and as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the shareholders of Associated who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation; (c) a sale by Associated of at least 85% of its assets to any entity which is not a member of the control group of corporations, within the meaning of Section 1563 of the Code, of which Associated is a member; or (d) an acquisition by a person, within the meaning of Section 3(a)(9) or 13(d)(3) of the Exchange Act, of 25% or more of the outstanding voting securities of Associated (whether directly, indirectly, beneficially, or of record).

The Associated Banc-Corp Amended and Restated Long-Term Incentive Stock Plan. The Board believes that in order to more closely align the interest of certain key employees with those of Associated’s shareholders, it is important to encourage stock ownership and thereby provide long-term incentives and rewards to those key employees of Associated and its affiliates who are in a position to contribute to its long-term success and growth. The Board believes that the Stock Plan assists it in retaining and attracting key employees with requisite experience and ability. The Board also believes that the authority to grant additional Options or other stock-based awards will enhance Associated’s flexible incentive-based compensation to attract and retain employees of experience and ability. The Stock Plan is not a “qualified plan” under the Code, nor is it subject to ERISA. The Stock Plan was adopted by the Board and approved by the shareholders in 1987. Initially, 600,000 shares of Associated’s Common Stock were authorized for issuance upon the exercise of options held by plan Participants. The Board of Directors on January 26, 1994, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 600,000 shares, and the shareholders approved the increase on April 25, 1994. The Board of Directors on January 22, 1997, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 600,000 shares, and the shareholders approved the increase on April 23, 1997. The Board of Directors on January 28, 1998, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 1,500,000 shares, and the shareholders approved the increase on April 22, 1998. The Board of Directors on January 23, 2002, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 3,000,000 shares, and the shareholders approved the increase on April 24, 2002, and extended the term of the plan an additional ten years to April 24, 2012. As a result of stock dividends declared and paid by Associated, as well as adjustments made for restricted shares and the lapse of performance shares, the total authorized shares under the Stock Plan was 9,440,575 shares. As of December 31, 2002, a total of 6,201,783 grants for shares of Common Stock had been issued under the Stock Plan. The total authorized shares have been adjusted for the cancellation of grants for shares, resulting in 3,801,682 shares remaining available to be issued under the Stock Plan.

1999 Nonqualified Stock Option Plan. Effective as of July 28, 1999, the Board of Directors adopted the Associated Banc-Corp 1999 Non-Qualified Stock Option Plan (the “NQSO Plan”), commonly known as ValueShares. The Committee administers the NQSO Plan. The purpose of the NQSO Plan is to retain competent personnel and provide employees with long-term incentives for high levels of performance by providing them with the means to acquire a proprietary interest in Associated’s success. Under the NQSO Plan, all employees who meet certain eligibility criteria may receive grants of non-qualified stock options. The options will vest in full 24 months following their grant. If an employee’s employment terminates for any reason other than death, retirement, or disability, all nonvested and any vested but unexercised options will terminate immediately. If an employee retires or becomes disabled after their options vest, the options will remain exercisable. All options granted under the NQSO Plan will terminate on the tenth anniversary of the date of grant unless the Committee determines otherwise. In addition, other than in the event of the death of an employee, options may not be transferred to any other person and shall be exercisable during their lifetime only by the employee.

Employment and Retirement Agreements. Mr. Conlon is a party to an Agreement with Associated dated April 26, 2000, under the terms of which Mr. Conlon received cash payments of $300,000 in 2000, $400,000 in 2001, and $200,000 in 2002. He also received normal contributions to Associated’s Retirement Plan during the term of the Agreement, as well as participated in Associated’s health and dental plans to the same extent as other retirees. During the three-year term of the Agreement, Mr. Conlon provided advisory services exclusively to Associated and agreed to refrain from engaging in competitive activities. Mr. Conlon, in connection with his retirement, received a grant of 31,250 non-qualified options under the NQSO Plan. These options vest one year following the grant and expire on April 28, 2003.

Long-term cash incentive agreements were entered into with Messrs. Gallagher, Weber, Peters, McMullen, and Selner which provide for cash payments of a percentage of base compensation if certain earnings goals are achieved through 2003. Any payments under the agreements are to be made after December 31, 2003, and are contingent upon achieving the three-year earnings goals.

The table below describes payments which may be made under long-term cash incentive agreements entered into with Messrs. Gallagher, Weber, Peters, McMullen, and Selner which provide for cash payments of a percentage of base compensation if certain earnings goals are achieved through 2003. Any payments under the agreements are to be made after December 31, 2003, and are contingent upon achieving the three-year earnings goals.

Long-Term Cash Incentive Program

	Performance or other period until	Potential payout under non-stock price-based plan *
Name	maturation or payout	Threshold ($)	Target ($)	Maximum ($)
R. C. Gallagher G. J. Weber D. E. Peters M. J. McMullen J. B. Selner	3 years 3 years 3 years 3 years 3 years	212,800 114,000 102,600 98,800 83,600	560,000 300,000 270,000 260,000 220,000	1,052,800 564,000 507,600 488,800 413,600

*	The criteria for future payouts is based upon cumulative basic earnings per share growth over a three-year period (target payout is at 10% annual growth in basic earnings per share) times a peer group modifier.

Section 16(a) Beneficial Ownership Reporting Compliance. Under Section 16(a) of the Exchange Act, Associated’s directors and executive officers, as well as certain persons holding more than 10% of Associated’s stock, are required to report their initial ownership of stock and any subsequent change in such ownership to the Securities and Exchange Commission, Nasdaq, and Associated (such requirements hereinafter referred to as “Section 16(a) filing requirements”). Specific time deadlines for the Section 16(a) filing requirements have been established.

To Associated’s knowledge, based solely upon a review of the copies of such reports furnished to Associated, and upon written representations that no other reports were required, with respect to the fiscal year ended December 31, 2002, Associated’s officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except for Mr. Conlon for whom one transaction was reported late.

Interest of Management in Certain Transactions

Various officers and directors of Associated and its subsidiaries, members of their families, and the companies or firms with which they are associated were customers of, and had banking transactions with, one or more of Associated’s subsidiary banks in the ordinary course of each such bank’s business during 2002. The percentage of consolidated shareholders’ equity represented by loans made in such transactions was 2.6% at December 31, 2002. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments to loans included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of Associated’s subsidiary banks, did not involve more than a normal risk of collectibility or present other unfavorable features.

PROPOSAL 2

APPROVAL OF THE ASSOCIATED BANC-CORP
2003 LONG-TERM INCENTIVE PLAN

Associated is submitting the Associated Banc-Corp 2003 Long-Term Incentive Plan (the “LTI Plan”) to its shareholders for approval at the annual meeting. The LTI Plan is a new program, and will operate independently from any previous incentive plan adopted by Associated. Until shareholder approval is obtained for the LTI Plan, no incentive grants will be issued under any prior plan adopted by Associated in lieu of awards under the LTI Plan. The LTI Plan is intended to associate more closely the interests of certain key employees of Associated and its affiliated units with the interests of Associated’s shareholders by encouraging stock ownership, to provide incentives and Awards to those key employees of Associated who are in a position to contribute to the long-term success and growth of Associated, and to assist Associated in attracting and retaining key employees with requisite experience and ability. The LTI Plan is not a “qualified plan” under the Code, nor is it subject to ERISA. The following discussion is qualified in its entirety by reference to the full text of the LTI Plan, a copy of which is attached hereto as Appendix A.

In the opinion of the Board, Associated and its shareholders have benefited from Associated’s prior stock based compensation plans. These plans have secured the benefits of the incentives created through the increase in shareholder value by employees of Associated who are largely responsible for its growth and success. It is thus the unanimous recommendation of the Board, upon the unanimous recommendation by the Administrative Committee of the Board of Directors (the “Committee”), that the shareholders of Associated adopt the LTI Plan.

General Description of the LTI Plan

1.     Awards. The LTI Plan authorizes the grants of Incentive Stock Options (“ISOs”), Nonqualified Stock Options (“NQSOs”), Shares of Restricted Stock, Performance Shares, Make Whole Payments and Stock Appreciation Rights (collectively, “Awards”). No Awards have been made under the LTI Plan at this time. Under the LTI Plan, Associated may deliver authorized but unissued shares of its Common Stock, $.01 par value per share (“Stock”), treasury shares of Stock, or shares of Stock acquired by Associated for purposes of the LTI Plan.

2.     Maximum Number of Shares. A maximum number of 3,000,000 shares of Stock will be available for grants pursuant to Awards under the LTI Plan. The Committee shall have the discretion to determine how this amount of Stock will be divided among the different types of Awards. The following shares of Stock shall remain available for Awards under the LTI Plan: any shares subject to an ISO or NQSO that expire unexercised; any forfeited shares of Restricted Stock or Performance Shares; and any Stock Appreciation Rights which are not received by a participant because the value of Associated Stock did not increase during the applicable performance period.

3.     Eligibility. Only key employees of Associated or its affiliated units may participate in the LTI Plan. The Committee designates which key employees will receive an Award under the LTI Plan, and the type of Awards that each participating key employee is entitled to receive.

4.     Authority of the Committee. The Committee (or another appropriate committee appointed by the Board) will administer the LTI Plan. The Committee will determine the key employees who receive Awards, the type of Awards granted, and the size and form of the Award(s) granted to any participant. The Committee will also determine the time such Awards shall be granted, establish the terms and conditions upon which such Awards may be exercised and alter any restrictions or vesting schedules. The Committee may adopt such rules and regulations, establish, define, construe, interpret and implement any other terms and conditions, and make all other determinations deemed necessary or desirable for the administration of the LTI Plan. The Committee shall not have or exercise any discretion that would disqualify any ISOs, NQSOs, Performance Shares, Make Whole Payments or Stock Appreciation Rights as performance-based compensation for purposes of Code section 162(m), unless otherwise provided for in the LTI Plan. No ISO may be granted under the LTI Plan after December 31, 2012.

5.     Amendment and Termination. Associated may, at any time, amend the LTI Plan in any respect. However, no amendment may be made after the date on which a participant is selected by the Committee to participate in an Award without the consent of the participant in question, and no amendment shall be effective without the approval of the shareholders of Associated to the extent required by applicable law or Nasdaq rules. Associated may also terminate the LTI Plan, except in the case of a change of control.

Summary of Awards Available Under the LTI Plan

1.     NQSOs. The exercise price per share of each NQSO granted under the LTI Plan will be determined by the Committee on the grant date and will not be less than the fair market value of the share of Stock on the grant date. The exercise price shall be paid in cash or in shares of Stock held for a period of at least six months valued at their fair market value on the date of exercise. NQSOs will vest upon a schedule determined in each grant by the Committee. Upon a termination of a participant’s employment with Associated, participants will no longer be able to exercise any vested or nonvested NQSO, unless termination was by reason of death, disability or retirement on or after age 55. However, the Committee may, in its discretion at the time of grant, allow a participant to continue exercising vested NQSOs up to 90 days after the participant’s termination of employment. If the participant’s termination of employment is due to death, total disability, or retirement on or after age 55, the Committee may, in its discretion at the time of grant, allow a participant to continue exercising vested NQSOs for a longer period. Also, the Committee may, in its discretion at the time of grant, allow a participant’s nonvested NQSOs to continue vesting after termination of employment if the participant terminates employment due to death, total disability or retirement on or after age 55.

2.     ISOs. Generally, ISOs are options that may provide certain federal income tax benefits to a participant not available with NQSOs. The exercise price per share of each ISO must be at least the fair market value of the share of Stock on the grant date. An ISO will be exercisable for a maximum term, not to exceed 10 years, established by the Committee on the grant date. No ISO may be exercisable prior to the first anniversary of its grant, except pursuant to a change of control. The exercise price of an ISO will be paid in cash or in shares of Stock valued at their fair market value on the exercise date. The aggregate fair market value of shares of Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (determined on the grant date) under the LTI Plan may not exceed $100,000. An ISO granted to any individual who owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of Associated is subject to the following additional limitations: the exercise price per share of the ISO must be at least 110% of the fair market value of a share of Stock at the time any such ISO is granted, and the ISO cannot be exercisable for more than 5 years from the grant date. In the event of a participant’s termination of employment, ISOs generally are exercisable at the discretion of the Committee to the same extent as described above with respect to NQSOs. ISOs are not transferable other than by will or by laws of dissent and distribution.

3.     Limits on NQSOs and ISOs (collectively, “Options”). The following limitations apply to grants of Options under the LTI Plan. No participant will be granted Options under the LTI Plan to receive more than 200,000 shares of Stock in any fiscal year, provided that Associated may make an additional one-time grant of up to 50,000 shares to newly hired employees. Also, no participant will be granted Options under the LTI Plan to purchase more than 2,000,000 shares over the term of the LTI Plan, provided that, if the number of shares available for issuance under the LTI Plan is increased, the maximum number of Options that any participant may be granted also automatically increases by a proportionate amount of shares for each additional fiscal year in which shares are allocated for issuance under the LTI Plan.

4.     Restricted Stock. A grant of shares of Restricted Stock is subject to vesting over time, conditioned upon the participant’s continued employment with Associated. Prior to the vesting of the Restricted Stock, the shares are not transferable by the participant and are forfeitable. Vesting of the shares occurs based upon a schedule determined by the Committee. Unvested shares of Restricted Stock are automatically and immediately forfeited upon the participant’s termination of employment for any reason.

5.     Performance Shares. A grant of Performance Shares represents the promise of Associated to deliver shares of Stock on a predetermined date to a participant, provided Associated attains a performance goal specified in the grant by the Committee. The Committee must establish a performance goal applicable to each selected performance period in writing no later than the earlier of (a) 90 days after the start of the performance period, or (b) the date on which 25% of the performance period has elapsed. The Committee may grant Performance Shares to key employees, in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion. The Committee may determine the performance measure related to any Performance Share grant under the Plan from the following types of measures: basic or diluted earnings per share, Stock price growth, return on equity or revenue growth. Associated will pay the grantee of such an Award shares of Stock as determined by the grant (or in the discretion of the Committee, the cash value thereof) if Associated attains the performance goals specified by the Committee. Participants will receive a prorated portion of the Performance Shares if the participant terminates employment during a performance period due to death, disability, retirement after age 55, or if Associated terminates the participant without cause. No participant will be granted Performance Shares under the LTI Plan in excess of 100,000 shares of Stock in any fiscal year, provided that Associated may make an additional one-time grant of up to 25,000 shares to newly hired employees. No participant will be granted Performance Shares under the LTI Plan in excess of 1,000,000 shares over the term of the LTI Plan.

6.     Make Whole Payment. The Committee may, in its discretion, grant a Make Whole Payment with each share of Restricted Stock and/or Performance Share. The Make Whole Payment is intended to provide a recipient of Restricted Stock or Performance Shares with the funds necessary to pay federal and state income taxes associated with that grant. Participants become entitled to any Make Whole Payment only with respect to shares of Restricted Stock which become vested or Performance Shares after Associated attains the performance goal associated with the Performance Share. The maximum amount Associated may pay under a Make Whole Payment with respect to any participant under the LTI Plan for any fiscal year shall not exceed $1,500,000.

7.     Stock Appreciation Rights. A grant of a Stock Appreciation Right represents the promise of Associated to deliver cash, Stock, or a combination of both, provided the value of Stock increases during a specified performance period. The Committee may grant such Stock Appreciation Rights to key employees, in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion. The grantee of such Award will be entitled to the value by which Stock of Associated increased during the performance period specified by the Committee. A participant will not receive any portion of the Stock Appreciation Right if the participant terminates employment during the performance period, unless the participant terminates employment due to death, disability, retirement after age 55, or if Associated terminates the participant without cause. The LTI Plan contains two provisions for Stock Appreciation Rights, one applying to employees whose salaries may become subject to Code section 162(m), and one applying to employees whose salaries will not become subject to Code section 162(m). With respect to the portion of the LTI Plan covering Code section 162(m) employees, no participant will be granted Stock Appreciation Rights under the LTI Plan in excess of 100,000 shares of Common Stock in any fiscal year, provided that Associated may make an additional one-time grant of up to 25,000 shares to newly hired employees. With respect to the portion of the LTI Plan covering Code section 162(m) employees, no participant will be granted Stock Appreciation Rights under the LTI Plan in excess of 1,000,000 shares over the term of the Plan.

Other Provisions of the LTI Plan

1.     Transferability. ISOs under the LTI Plan will not be transferable by the participant at any time. Other Awards shall be assignable or transferable by the participant only at the discretion of the Committee.

2.     Change of Control. The LTI Plan provides for immediate vesting of NQSOs, ISOs, Restricted Stock, Performance Shares, Make Whole Payments, and Stock Appreciation Rights in the event of a change of control of Associated. “Change of control” shall be deemed to have occurred on the date of the following transactions:

(i)	An offer is accepted, in writing, for a change in ownership of 25% or more of the outstanding voting securities of Associated;

(ii)	An offer is accepted, in writing, whereby Associated will be merged or consolidated with another corporation, and as a result of such anticipated merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the shareholders of Associated who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”)) of any party to such merger or consolidation;

(iii)

An offer is accepted, in writing, whereby Associated sells at least 85% of its assets to any entity which is not a member of the controlled group of corporations, within the meaning of Code section 1563, of which Associated is a member; or

(iv)	An offer is accepted, in writing, whereby a person, within the meaning of sections 3(a)(9) or 13(d)(3) of the Exchange Act, acquires 25% or more of the outstanding voting securities of Associated (whether directly, indirectly, beneficially or of record).

For purposes of the LTI Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (relating to options) of the Exchange Act.

3.     Tax Withholding. The LTI Plan authorizes Associated to withhold from any amounts due and payable by Associated to a participant the amount of any withholding or other tax due from Associated with respect to an Award under the LTI Plan.

4.     Agreements. All Awards under the LTI Plan shall be evidenced at the time of grant by written agreements setting forth all of the terms and conditions of such Awards. The agreement will detail the type of Award, the details of the grant, and any restrictions applicable to the Award.

5.     Performance-Based Compensation. Generally, Associated may not deduct compensation in excess of $1,000,000 paid to any of its five most highly compensated officers. However, Associated need not count toward the $1,000,000 limit amounts that constitute “performance-based compensation” under Code section 162(m). If Associated’s shareholders approve the LTI Plan, grants of NQSOs, ISOs, Performance Shares, certain Make Whole Payments, and certain Stock Appreciation Rights generally would be eligible for this exception to the $1,000,000 limit.

6.     Federal Income Tax Consequences.

(i)

The grant of an NQSO is not a taxable event. Upon the exercise of an NQSO, a recipient will generally be required to recognize, as compensation income, the excess of the fair market value of the shares subject to such NQSO on the date of the exercise over the exercise price of the NQSO.

(ii)	With regard to ISOs, no income will be recognized by a recipient upon transfer to him or her of shares pursuant to the exercise of the ISO, provided that the recipient does not dispose of the shares received before he or she has held such shares for at least one year after exercise and at least two years have passed since such recipient was granted the ISO. Assuming compliance with this and other applicable tax provisions, a recipient will realize long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the option price and the amount received for the shares at the time of disposition. If the recipient disposes of shares acquired by the exercise of the ISO before the expiration of the above noted period, any amount realized from such disqualifying disposition will be taxable as compensation income in the year of disposition to the extent of the lesser of: (a) fair market value on the date the option was exercised, or (b) the amount realized upon such disposition, exceeds the option price. Any amount realized in excess of fair market value on the date of exercise will be treated as long- or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the option price, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

(iii)

The receipt of Restricted Stock and Performance Shares are not taxed until the date upon which the forfeiture and nontransferability restrictions on such shares lapse. With respect to Restricted Stock, this event occurs when the participant has been continuously employed with Associated for a length sufficient to satisfy the applicable vesting schedule. With respect to Performance Shares, this event occurs when the Committee certifies that Associated has met the performance goal assigned to the shares. The excess of the fair market value of such shares over the amount the recipient paid for the shares (usually zero) would be recognized as compensation income on the date received. A recipient’s holding period for any shares received pursuant to a Restricted Stock Award or Performance Share Award begins only after the restrictions on such shares lapse.

(iv)	The receipt of a Make Whole Payment is not taxed until the date upon which the forfeiture and nontransferability restrictions on the Restricted Stock or Performance Shares accompanying the Make Whole Payment lapse. The full amount of Make Whole Payments would be recognized as compensation income on the date received.

(v)

The receipt of a Stock Appreciation Right is not a taxable event. The Stock Appreciation Right is taxable only when the Committee certifies that the value of Associated stock increased during the performance period. The recipient will generally be required to recognize, as compensation income, any cash received.

(vi)	Associated generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient is considered to have realized compensation income in connection with a NQSO, a Restricted Stock Award, a Performance Share, a Make Whole Payment or a Stock Appreciation Right, subject to Code section 162(m). Associated will receive no deduction for federal tax purposes at the time of the grant or exercise of an ISO. At the time of a disqualifying disposition of an ISO by a recipient, Associated generally will be entitled to a deduction for the amount taxable to the recipient as compensation income.

7.     Miscellaneous. The receipt of an Award under the LTI Plan will not give the recipient any continuing right to employment by Associated. All Awards shall be adjusted automatically, without any discretion on the part of the Committee or Associated, as necessary to reflect a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of Associated.

Principal Reasons to Adopt the LTI Plan

The Board views the issuance of Awards under the LTI Plan to key employees as advisable in order to attract and retain the services of the individuals essential to Associated’s long-term success. The purpose of the LTI Plan is to encourage and enable the key employees of Associated, upon whose judgment, initiative and efforts Associated will largely depend for the successful conduct of its business, and to increase their proprietary interests in the success of Associated. It is anticipated that providing such persons with a direct stake in Associated will assure a close identification of their interests with those of Associated, thereby stimulating their efforts on Associated’s behalf.

Voting on the Proposal

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person, or by proxy at the Annual Meeting and voting thereon is required for the approval of the adoption of the LTI Plan.

The Board of Directors recommends that shareholders vote FOR the approval of the LTI Plan.

PROPOSAL 3

APPROVAL OF THE ASSOCIATED BANC-CORP
INCENTIVE COMPENSATION PLAN

Associated is submitting the Associated Banc-Corp Incentive Compensation Plan (the “Compensation Plan”) to its shareholders for approval at the annual meeting. The Compensation Plan is intended to promote the success of Associated, associate more closely the interests of certain key employees of Associated with the interests of Associated, to provide incentives to those key employees of Associated who are in a position to contribute to the long-term success and growth of Associated, and to assist Associated in attracting and retaining key employees with requisite experience and ability. Amounts paid under the Compensation Plan are intended to qualify as “performance-based compensation” under Code section 162(m). The following discussion is qualified in its entirety by reference to the full text of the Compensation Plan, a copy of which is attached hereto as Appendix B.

In the opinion of the Board, Associated and its shareholders have benefited substantially from Associated’s prior incentive plans. These plans have secured the benefits of the incentives created through the increase in shareholder value by employees of Associated who are largely responsible for its growth and success. It is thus the unanimous recommendation of the Board, upon recommendation by the Committee, that the shareholders of Associated adopt the Compensation Plan.

General Description of the Compensation Plan

1.     Awards. The Compensation Plan authorizes the grant of cash incentive payments (“Awards”) based upon an Award formula determined by the Committee. The Committee’s grant of the opportunity to participate in a performance goal is referred to as a “Performance Grant.” No Awards have been paid under the Compensation Plan at this time. The Committee may base performance goals on the following business criterion (the “Performance Measures”): basic or diluted earnings per share, revenue growth, return on equity, and stock price.

2.     Maximum Amount of Awards. The maximum Award payable to any participant during each year under the Compensation Plan shall not exceed $3,000,000.

3.     Eligibility. Only key employees of Associated or its affiliated units may participate in the Compensation Plan. The Committee designates which key employees become eligible to participate in the Compensation Plan with respect to each performance period.

4.     Authority of the Committee. The Committee will administer the Compensation Plan. The Committee will be composed of not less than two outside directors within the meaning of Code section 162(m). The Committee will determine the key employees who are eligible to participate in a Performance Grant, the type of Performance Measure, the length of a performance period, the performance goal, and the amount of the Award payable upon Associated’s achievement of the performance goal. The Committee must establish the performance goal before the earlier of (i) 90 days after the commencement of the performance period, and (ii) the date upon which 25% of the performance period has elapsed. The Committee will also determine the time such Awards shall be granted and establish the terms and conditions upon which such Awards will become payable. The Committee may adopt such rules and regulations, establish, define, construe, interpret, and implement any other terms and conditions, and make all other determinations deemed necessary or desirable for the administration of the Compensation Plan. The Committee shall not have or exercise any discretion that would disqualify an Award as performance-based compensation for purposes of Code section 162(m).

5.     Amendment and Termination. Associated may, at any time, amend the Compensation Plan in any respect. However, no amendment may be made after the date on which a participant is selected by the Committee to participate in an Award without the consent of the participant in question if the amendment would adversely affect such participant, and no amendment shall be effective without the approval of the shareholders of Associated if such approval is necessary so that the Compensation Plan and Awards thereunder satisfy the applicable requirements of “preference” based compensation under Code section 162(m). Associated may also terminate the Compensation Plan, except in the case of a change of control.

Summary of Awards Available Under the Incentive Compensation Plan

1.     Performance Measures and Goals. The cash incentives paid to participants under the Compensation Plan are conditioned upon Associated’s attainment of pre-established performance goals measured over a performance period designated by the Committee. The Committee may designate a performance period over any length of time. The performance period will be the time period over which the attainment of one or more performance goals will be measured for the purposes of determining a participant’s right to payment of an Award under the Plan.

The performance goals are determined by reference to one or more of the Performance Measures. The Committee may provide for a mandatory adjustment of the Performance Measure to the extent permitted under Code section 162(m) to omit the effects of extraordinary items, gain or loss on the disposal of the business segment, unusual or infrequently occurring events and transactions, and cumulative effects of a change in accounting principles. Performance goals shall be adjusted automatically, without discretion by the Committee, in the event of a stock dividend or a stock split. The Committee may select different Performance Measure(s) with respect to any Award under the Compensation Plan. In addition, the Committee may select any performance goal with respect to an Award under the Compensation Plan, provided that the goal is substantially uncertain at the time it is selected by the Committee.

2.     Determination and Payment. Associated pays Awards to a participant under the Compensation Plan determined in accordance with a pre-established objective award formula based upon the achievement of performance goals. The Committee has the discretion to reduce or eliminate, but not increase, any amounts otherwise payable under the Plan. All payments under the Plan will be made in cash. As soon as administratively feasible after the close of each performance period, the Committee shall certify in writing whether, and to what extent, the performance goals for the performance period have been achieved and, if so, to calculate and certify in writing the amount of the Award earned by each Participant.

Other Provisions of the Compensation Plan

1.     Change of Control. The Compensation Plan provides for the immediate payment of Awards upon a change of control. If a change of control occurs during a performance period, the Committee shall determine if the performance goal is partially satisfied or is likely to be fully satisfied based upon Associated’s performance to that date. If the Committee determines that the performance goal is partially satisfied or likely to be fully satisfied, the Committee shall certify this determination in writing, and participants will receive a prorated portion of their Award.

A Change of Control shall be deemed to have occurred on the date of the following transactions:

(i)	An offer is accepted, in writing, for a change in ownership of 25% or more of the outstanding voting securities of Associated;

(ii)	An offer is accepted, in writing, whereby Associated will be merged or consolidated with another corporation, and as a result of such anticipated merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the shareholders of Associated who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of any party to such merger or consolidation;

(iii)

An offer is accepted, in writing, whereby Associated sells at least 85% of its assets to any entity which is not a member of the controlled group of corporations, within the meaning of Code section 1563, of which Associated is a member; or

(iv)	An offer is accepted, in writing, whereby a person, within the meaning of sections 3(a)(9) or 13(d)(3) of the Exchange Act, acquires 25% or more of the outstanding voting securities of Associated (whether directly, indirectly, beneficially or of record).

For purposes of a change in control under the Compensation Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (relating to options) of the Exchange Act.

2.     Tax Withholding. The Compensation Plan authorizes Associated to withhold from any amounts due and payable by Associated to a participant the amount of any withholding or other tax due from Associated with respect to an Award under the Compensation Plan.

3.     Agreements. All Awards under the Compensation Plan shall be evidenced at the time of grant by written agreements setting forth all of the terms and conditions of such Awards. The agreement will contain the details of the grant, and any restrictions applicable to the Award.

4.     Performance-Based Compensation. Generally, Associated may not deduct compensation in excess of $1,000,000  paid to any of its five most highly compensated officers. However, Associated need not count toward the $1,000,000  limit amounts that constitute “performance-based compensation” under Code section 162(m). If Associated’s shareholders approve the Compensation Plan, Awards generally would be eligible for this exception to the $1,000,000  limit.

5.     Federal Income Tax Consequences. The grant of an Award under the Compensation Plan will not be a taxable event. Once the Committee certifies that Associated has met the performance goal and pays the Award, the recipient would include the amount of the Award as compensation income. Associated generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient is considered to have realized compensation income in connection with an Award under the Compensation Plan.

6.     Miscellaneous. The receipt of an Award under the Compensation Plan will not give the recipient any continuing right to employment by Associated.

Principal Reasons to Adopt the Compensation Plan

The Board of Directors views the issuance of Awards under the Compensation Plan to key employees as advisable to attract and retain the service of individuals essential to Associated’s success. The purpose of the Compensation Plan is to encourage and enable the key employees of Associated, upon whose judgment, initiative and efforts Associated will largely depend for the successful conduct of its business, and to reward participants for their contribution to the success of Associated. It is anticipated that providing such persons with Awards under the Compensation Plan will assure a close identification of their interests with those of Associated, thereby stimulating their efforts on Associated’s behalf.

Voting on the Proposal

The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, at the Annual Meeting and voting thereon is required for the approval of the adoption of the Compensation Plan.

The Board of Directors recommends that shareholders vote FOR the approval of the Compensation Plan.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for providing independent, objective oversight of Associated’s accounting functions and internal controls. The Audit Committee is currently composed of three directors, each of whom meet the independence requirements set forth in Nasdaq rules. The Audit Committee operates under a written charter approved by the Board. The Charter of the Audit Committee is attached hereto as Appendix C and can be found at Associated’s website at www.associatedbank.com. Associated has also determined that one of the members of the Audit Committee, Mr. William Hutchinson, is an Audit Committee “financial expert,” based upon education and work experience. Associated believes Mr. Hutchinson qualifies as an “audit committee financial expert” based upon his experience as Group Vice President, Mergers & Acquisitions, of BP Amoco p.l.c. from January 1999 to April 2001 and Vice President, Financial Operations, Treasurer, Controller, and Vice President-Mergers, Acquisitions & Negotiations of Amoco Corporation, Chicago, Illinois, from 1981 to 1999.

Management is responsible for Associated’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of Associated’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2002, consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent accountants, and the Audit Committee’s review of the representations of management and the independent accountants, the Audit Committee recommended that the Board include the audited consolidated financial statements in Associated’s Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Ronald R. Harder, Chairman	William R. Hutchinson, Member	George R. Leach, Member

The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent Associated specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for 2002 and 2001, and fees billed for other services rendered by KPMG LLP.

	2002	2001
Audit Fees (1) Audit-related fees (2) Audit and audit-related fees Tax fees (3) All other fees Total fees	$403,100 152,300 555,400 30,547 --- $585,947	$ 405,700 161,600 567,300 39,675 --- $ 606,975

(1)

Audit fees include those necessary to perform the audit and quarterly reviews of Associated’s consolidated financial statements. In addition, audit fees include audit or other attest services required by statute or regulation, such as comfort letters, consents, reviews of SEC filings, and reports on internal controls.

(2)	Audit-related fees consist principally of fees for recurring and required financial statement audits of certain subsidiaries, employee benefit plans, and common trust funds.
(3)	Tax fees consist of fees for tax consultation and tax compliance services.

In order to ensure the independence of Associated’s independent public accountants, the Audit Committee has established procedures to be followed prior to engaging Associated’s outside auditors to perform non-audit services. These procedures require that the appropriateness of the non-audit service that is requested be reviewed utilizing, in part, the Securities and Exchange Commission guidance as to services that should not be performed by Associated’s outside auditors.

The Audit Committee of the Board of Associated considers that the provision of the services referenced above to Associated is compatible with maintaining independence by KPMG LLP.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Subject to ratification by shareholders at the Annual Meeting, the Audit Committee has recommended to the Board, and the Board has approved, the selection of the independent public accounting firm of KPMG LLP to audit Associated’s consolidated financial statements for the 2003 fiscal year. KPMG LLP audited Associated’s consolidated financial statements for the year ended December 31, 2002. It is expected that representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

If the foregoing recommendation is rejected, or if KPMG LLP declines to act or otherwise becomes incapable of acting, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent accountants whose appointment for any period subsequent to the 2003 Annual Meeting of Shareholders shall be subject to the ratification by the shareholders at that meeting.

The Board recommends that shareholders vote FOR the selection of KPMG LLP as independent public accountants for the year ending December 31, 2003.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

As of the date of this Proxy Statement, Associated is not aware that any matters are to be presented for action at the meeting other than those described in this Proxy Statement. If any matters properly come before the Annual Meeting, the proxy form sent herewith, if executed and returned, gives the designated proxies discretionary authority with respect to such matters.

SHAREHOLDER PROPOSALS

Proposals of a shareholder submitted pursuant to Rule 14a-8 of the Securities and Exchange Commission (“Rule 14a-8”) for inclusion in the proxy statement for the annual meeting of shareholders to be held April 28, 2004, must be received by Associated at its executive offices not later than November 21, 2003. This notice of the annual meeting date also serves as the notice by Associated under the advance-notice Bylaw described below.

A shareholder that intends to present business other than pursuant to Rule 14a-8 at the next annual meeting, scheduled to be held on April 28, 2004, must comply with the requirements set forth in Associated’s Bylaws. To bring business before an annual meeting, Associated’s Bylaws require, among other things, that the shareholder submit written notice thereof to Associated’s executive offices not less than 60 days or more than 75 days prior to the meeting. Therefore, Associated must receive notice of a shareholder proposal submitted other than pursuant to Rule 14a-8 no sooner than February 13, 2004, and no later than February 28, 2004. If notice is received before February 13, 2004, or after February 28, 2004, it will be considered untimely and Associated will not be required to present such proposal at the April 28, 2004, annual meeting.

By Order of the Board of Directors,

Brian R. Bodager
Chief Administrative Officer,
General Counsel & Corporate Secretary
Green Bay, Wisconsin
March 20, 2003

APPENDIX A

ASSOCIATED BANC-CORP

2003 LONG-TERM INCENTIVE PLAN

Section I. Purpose and Adoption.

    (a)        Purpose of the Plan. The purpose of this Associated Banc-Corp 2003 Long-Term Incentive Plan (the “Plan”) is (i) to associate more closely the interests of certain key employees of Associated Banc-Corp (the “Company”) and its affiliated units and directors of the Company (the “Participants”) with those of the Company’s shareholders by encouraging stock ownership, (ii) to provide long-term stock and cash incentives and rewards to those key employees of the Company and its affiliated units who are in a position to contribute to the long-term success and growth of the Company, and (iii) to assist the Company in attracting and retaining key employees with requisite experience and ability.

    (b)        Adoption. The Plan has been approved by the Board of Directors of the Company (the “Board”), to be effective as of January 1, 2003 (the “Effective Date”), but is subject to the approval of the shareholders of the Company. If the Company fails to obtain shareholder approval within 12 months after the Plan is adopted by the Board, any awards granted under the Plan will become void.

Section II. Administration.

    (a)        The Committee. The Plan shall be administered by the Administrative Committee of the Company’s Board of Directors (the “Committee”), or such other committee as is appointed by the Board to address compensation matters, composed of not less than two Directors. The Directors forming the Committee shall each be an “outside director” within the meaning of Internal Revenue Code (“Code”) section 162(m), an “independent director” within the meaning of the rules of the NASDAQ National Market System and a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. In the event that any member of the Committee is to be granted an award under the Plan, then said award shall be made by the Board. The Board’s actions in such instances shall be governed by each of the provisions of the Plan to the extent applicable to the Committee.

    (b)        Authority and Discretion of Committee. Subject to the express provisions of the Plan and provided that all actions taken shall be consistent with the purposes of the Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those key employees of the Company and its affiliated units who shall be among the Participants; (ii) select the Participants to whom awards are to be granted under this Plan, (iii) determine the size and the form of the award or awards to be granted to any Participant; (iv) determine the time or times such awards shall be granted; (v) establish the terms and conditions upon which such awards may be exercised and/or transferred; (vi) alter any restrictions or vesting schedules; and (vii) adopt such rules and regulations, establish, define, construe, interpret and implement any other terms and conditions, and make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of the Plan.

        The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee. Such subcommittee shall consist of at least two individuals, all of whom meet the requirements set forth in section II(a) above. The Committee shall not have or exercise any discretion that would disqualify amounts payable under section III(a), (b), (d), (e) or (f) as performance-based compensation for purposes of Code section 162(m). The designation of a Participant to receive an award under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The designation of a Participant in any year shall not require the Committee to designate such person to receive an award in any other year.

    (c)        Option Grants. Options granted under the Plan may, in the discretion of the Committee, be either Incentive Stock Options (“ISOs”) as defined in Code section 422 or nonqualified stock options (collectively, “Options”). Each stock option agreement shall specifically state, for each Option granted thereunder, whether the Option is an ISO or a nonqualified stock option. In no event, however, shall both an ISO and a nonqualified stock option be granted together under the Plan in such a manner that the exercise of one Option affects the right to exercise the other. The provisions of this Plan and of each ISO granted hereunder shall be interpreted in a manner consistent with Code section 422 and with all valid regulations issued thereunder. However, to the extent that any ISO granted hereunder does not comply with the provisions of Code section 422, such ISO shall be treated as a nonqualified stock option for all purposes under the Code. ISOs may be granted only to employees of the Company and its affiliated units. No ISO shall be granted under the Plan subsequent to December 31, 2012.

Section III. Awards. Awards which the Committee may grant under the Plan may include any or all of the following, as described herein: Any form of Option, Restricted Stock, Performance Shares, Make Whole Payments, or Stock Appreciation Rights granted under this Plan.

    (a)        Nonqualified Stock Options. Nonqualified stock options are rights to purchase shares of the Common Stock of the Company, $.01 par value, (“Common Stock”) at a price equal to the Fair Market Value of such Common Stock on the date of grant for a predetermined period of time and which do not qualify as an ISO under Code section 422 or are not labeled by the Committee as an ISO.

    (i)        The Committee shall determine the number of shares of Common Stock to be covered by each such nonqualified stock option. Nonqualified stock options granted hereunder shall be evidenced by option agreements containing such terms and conditions as the Committee shall establish from time to time consistent with the Plan.

    (ii)        No nonqualified stock option shall be exercisable until it is vested and, thereafter, shall be immediately exercisable. A nonqualified stock option shall vest in accordance with terms set forth by the Committee at the date of grant in the option agreement.

    (iii)        In the event of termination of a Participant’s employment with the Company or its affiliated units for any reason, except as otherwise provided below, any non-vested portion of any nonqualified stock option granted to such Participant shall terminate immediately.

    (iv)        Except as described below, the Committee may in its sole discretion, permit at the time a nonqualified stock option is granted to allow a Participant to exercise a vested nonqualified stock option up to 90 days following a Participant’s voluntary or involuntary termination of employment with the Company or its affiliated units.

    (v)        The Committee may, in its sole discretion, permit at the time a nonqualified stock option is granted to provide that the nonqualified stock option, once vested, will remain exercisable after the Participant’s employment with the Company or its affiliated units terminates by reason of the Participant’s death, Total Disability or Retirement, but only to the extent such nonqualified stock option was vested and exercisable on the date of such Participant’s termination of employment, until the earlier of (a) one year following the date of termination and (b) the expiration of the term of such Option. If on the date of such termination of employment, any such nonqualified stock option shall not be fully exercisable, the Committee shall have the discretion to cause such Option to continue to become exercisable on the date or dates specified therein as if such termination of employment had not occurred. The Committee may exercise the discretion granted to it by the preceding sentence at the time a nonqualified stock option is granted or at any time thereafter while such a nonqualified stock option remains outstanding.

    (vi)        The Committee will determine the conditions of nonqualified stock option exercise, but in no event may any portion of a vested nonqualified stock option be exercisable earlier than one year (except pursuant to a Change of Control) or later than ten years from the date of the grant.

(vii) All nonqualified stock options shall vest immediately upon a Change of Control, as defined in Section IV(m) hereof.

    (viii)        The purchase price of shares purchased pursuant to any nonqualified stock option shall be equal to the Fair Market Value of such shares on the date of nonqualified stock option grant, as determined by the Committee, and shall be paid in full upon exercise, either (a) in cash; (b) by delivery of shares of Common Stock held for a period of at least six months (valued at their Fair Market Value on the date of nonqualified stock option exercise, as defined in Section IV(h)); or (c) a combination of cash and Common Stock.

    (ix)        The Committee may at any time offer to buy out a nonqualified stock option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

    (b)        ISO. ISOs are rights to purchase shares of the Common Stock at a price equal to the Fair Market Value of such Common Stock on the date of grant for a predetermined period of time. Only Participants who are key employees (not directors who are not also employees) of the Company or an affiliated unit shall be eligible to receive an ISO grant. However, in the case of an ISO granted to a Participant who at the time of the grant owns (directly or indirectly, and including the Shares purchasable under such ISO) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Option price shall be at least 110% of such Fair Market Value at the time the ISO is granted; provided further, that the ISO must be exercised within five years of the date of grant.

    (i)        The Committee shall determine the number of shares of Common Stock to be covered by each such ISO. ISOs granted hereunder shall be evidenced by option agreements containing such terms and conditions as the Committee shall establish from time to time consistent with the Plan.

(ii) The Option price for an ISO under the Plan shall in no event be less than the fair market value of the stock subject to the Option at the time the Option is granted.

    (iii)        No ISO shall be exercisable until it is vested and, thereafter, shall be immediately exercisable. An ISO shall vest in accordance with terms set forth by the Committee at the date of grant in the option agreement.

    (iv)        In the event of termination of a Participant’s employment with the Company or its affiliated units for any reason, except as otherwise provided below or as otherwise determined by the Committee in its sole discretion, any non-vested portion of any ISO granted to such Participant shall terminate immediately.

    (v)        Except as described below, the Committee may in its sole discretion, permit at the time an ISO is granted to allow a Participant to exercise a vested ISO up to 90 days following the Participant’s voluntary or involuntary termination of employment with the Company or its affiliated units.

    (vi)        The Committee may, in its sole discretion, permit at the time an ISO is granted to provide that the nonqualified stock option, once vested, will remain exercisable after the Participant’s employment with the Company or its affiliated units terminates by reason of the Participant’s death, Total Disability or Retirement but only to the extent such option was vested and exercisable on the date of such Participant’s termination of employment, until the earlier of (a) one year following the date of termination and (b) the expiration of the term of such ISO. Any Option executed more than 3 months after the Participant’s termination of employment due to Retirement shall not meet the requirements for tax treatment of an ISO. Any Option executed more than 1 year after the Participant’s termination of employment due to Total Disability shall not meet the requirements for tax treatment of an ISO. Additionally, in the event of a Participant’s death, the Participant’s executor, administrator, or such person need not exercise the Option within 3 months after the death of the individual to whom the Option is granted to receive ISO treatment. If on the date of such termination of employment, any such ISO shall not be fully exercisable, the Committee shall have the discretion to cause such ISO to continue to become exercisable on the date or dates specified therein as if such termination of employment had not occurred. The Committee may exercise the discretion granted to it by the preceding sentence at the time an ISO is granted or at any time thereafter while such an ISO remains outstanding.

    (vii)        The Committee will determine the conditions of ISO exercise, but in no event may any portion of a vested ISO be exercisable earlier than one year (except pursuant to a Change of Control) or later than ten years from the date of the grant.

(viii) All ISOs shall vest immediately upon a Change of Control, as defined in Section IV(m) hereof.

    (ix)        The purchase price of shares purchased pursuant to any ISO shall be equal to the Fair Market Value of such shares on the date of grant, as determined by the Committee, and shall be paid in full upon exercise, either (a) in cash; (b) by delivery of shares of Common Stock held for a period of at least six months (valued at their Fair Market Value on the date of ISO exercise, as defined in Section IV); or (c) a combination of cash and Common Stock.

    (x)        The Committee may at any time offer to buy out an ISO previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

    (c)        Restricted Stock Awards. Restricted Stock Awards are stock grants, the vesting of which will depend upon the Participant’s continued employment with the Company.

    (i)        The Committee shall determine the number of shares of Restricted Stock to be covered by each separate grant under the Plan. The Committee shall determine which Participants will receive Restricted Stock. Restricted Stock will not qualify as “performance-based compensation” under Code section 162(m).

(ii) Restricted Stock is Common Stock acquired by a Participant subject to the restrictions described in the following subsections.

(iii) Restricted Stock may not be sold, transferred or otherwise disposed of, pledged, or otherwise encumbered during a period set by the Committee, commencing with the date of such award.

    (iv)        Restriction terms and conditions will be set by the Committee at the time of award. These conditions will include a requirement that the Participant continue employment with the Company in order to vest the Restricted Stock. Vesting schedules pursuant to Restricted Stock Awards shall be “graded,” awarding the Participant with portions of the Restricted Stock over a course of years. The Committee shall have complete discretion to determine the length and timing of the graded vesting schedule.

    (v)        In the event of the termination of employment of a recipient of Restricted Stock for any reason, the recipient shall retain all stock that is vested pursuant to the vesting schedule prescribed by the Committee. Vesting, however, will not continue with respect to any Restricted Stock that was not fully vested at the time of the termination of employment.

(vi) All restrictions shall lapse immediately upon a Change of Control, as defined in Section IV(m) hereof.

(vii) Certificates issued in respect of Restricted Stock granted under the Plan shall be registered in the name of the recipient, but shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby is restricted and the shares are subject to the further terms and conditions contained in the 2003 Long-Term Incentive Plan of Associated Banc-Corp (the “Company”). A copy of said Plan is on file in the office of the Secretary of the Company at the Company’s offices in Green Bay, Wisconsin.”

    (viii)        To enforce the restrictions, terms and conditions on Restricted Stock, each recipient thereof shall, immediately upon receipt of a certificate or certificates representing such stock, deposit such certificates, together with stock powers and such other instructions of transfer as the Committee may require, appropriately endorsed in blank, with the Company as Escrow Agent under an escrow agreement in such form as shall be determined by the Committee.

    (d)        Performance Shares. Performance Shares are stock grants, the payment of which will depend upon the achievement by the Company of certain financial performance objectives.

    (i)        The Committee shall determine the number of shares of Performance Shares to be covered by each separate grant under the Plan. The Committee shall determine which Participants will receive Performance Shares.

(ii) Performance Shares are Common Stock acquired by Participants subject to the restrictions described in the following subsections.

    (iii)        Restriction terms and conditions will be set by the Committee at the time of Award. The Committee may select the appropriate performance measure from among the following types of measures: (a) basic or diluted earnings per share; (b) stock price growth; (c) return on equity; or (d) revenue growth.

    (iv)        For each Performance Period with respect to which a Performance Share Award may be earned by a Participant under the Plan, the Committee shall establish the performance goal in writing for such performance period by preparing an award schedule for each Participant. The Award schedule shall set forth the applicable performance period, performance measure(s), performance goal(s), and such other information (including a peer group modifier, if applicable) as the Committee may determine. The Committee may also grant a Performance Share Award pursuant to an award formula, such that the Participant could receive a specified percentage of the Performance Shares depending upon a range set as part of the performance goal. Once established for a performance period, such items shall not be amended or otherwise modified. Award schedules may vary from performance period to performance period and from Participant to Participant. The Committee must establish the performance goal applicable to each selected performance period no later than the earlier to occur of (a) 90 days after the commencement of the performance period, and (b) the date upon which twenty five percent (25%) of the performance period shall have elapsed.

    (v)        In the event of the termination of employment of a recipient of Performance Shares due to death, Total Disability or Retirement, or if the Company terminates the Participant without cause, the Participant will receive a pro rata portion of the Performance Shares, based upon the length of the Participant’s employment during the performance period. The Committee will determine the amount of the prorated award by multiplying the amount of the award that would have been earned, determined at the end of the performance period, by a fraction. The numerator of the fraction equals the number of whole months such Participant was employed during the performance period. The denominator of the fraction equals the total number of months of the performance period. This paragraph (v) shall apply only if the Company meets the specified performance goal. The Participant will receive none of the Performance Shares if the Company does not meet the specified performance goal.

    (vi)        If, prior to the Committee’s certification that the performance goal has been met pursuant to the following paragraph, the Participant terminates employment for any reason other than death, Total Disability or Retirement, or if the Company terminates the Participant’s employment with cause, the Participant shall receive none of the Performance Shares, regardless of the whether the Company meets the performance goal.

    (vii)        As soon as administratively feasible following the end of the performance period, the Committee will determine whether the Company has attained the performance goal. If the performance goal has been attained, the Committee will remove restrictions on the Participant’s Performance Shares. If the Company has not attained the performance goal, the Participant will forfeit the Performance Shares.

(viii) All restrictions shall lapse immediately upon any Change of Control, as defined in Section IV(m) hereof.

    (ix)        With respect to any Performance Share that does not qualify as performance-based compensation for purposes of Code section 162(m), the Committee is authorized to defer payment of such Awards until the Participant is no longer subject to the limits of Code section 162(m) or any successor statute, or a Change of Control occurs.

(x) Certificates issued in respect of Performance Shares granted under the Plan shall be registered in the name of the recipient, but shall bear the following legend:

“The transferability of the certificate and the shares of stock represented hereby is restricted and the shares are subject to the further terms and conditions contained in the 2003 Long-Term Incentive Plan of Associated Banc-Corp (the “Company”). A copy of said Plan is on file in the office of the secretary of the Company at the Company’s offices in Green Bay, Wisconsin.”

    (xi)        To enforce the restrictions, terms and conditions on Performance Shares, each recipient thereof shall, immediately upon receipt of a certificate or certificates representing such stock, deposit such certificates, together with stock powers and such other instruments of transfer as the Committee may require, appropriately endorsed in blank with the Company as Escrow Agent under a escrow agreement in such form as shall be determined by the Committee.

    (e)        Make Whole Payment.

    (i)        The Committee may, in its discretion issue a Make Whole Payment to any Participant receiving a Restricted Stock Award or a Performance Share Award. The Committee will have discretion with respect to which Restricted Stock Awards or Performance Share Awards, if any, will be accompanied by a Make Whole Payment. The Committee will determine which awards will have an accompanying Make Whole Payment at the time the Committee grants the award.

    (ii)        With respect to any Make Whole Payment accompanying a Restricted Stock Award, the Participant will become entitled to the Make Whole Payment only with respect to shares of Restricted Stock which become vested. The Company will pay such Make Whole Payments in the year during which restrictions lapse on such shares. With respect to any Make Whole Payment accompanying a Performance Share, the Participant shall become entitled to the Make Whole Payment only if the Company attains the performance goal associated with the Performance Shares (or if a Participant becomes entitled to Performance Shares upon a Change of Control). The Company will pay the Make Whole Payment with respect to such shares in the year during which restrictions lapse on the shares.

    (iii)        The Committee will have discretion to issue any Make Whole Payment in the form of Common Stock or cash. The amount of a Make Whole Payment with respect to each share of Restricted Stock or Performance Share shall equal the sum of (a) the highest federal marginal income tax rate in effect in the year during which restrictions lapse (minus state taxes deducted), plus (b) the highest marginal income tax rate in the state of the Participant’s residence in effect in the year during which restrictions lapse.

    (iv)        With respect to any Make Whole Payment accompanying a Performance Share under the LTI Plan that does not qualify as performance-based compensation for purposes of Code section 162(m), the Committee is authorized to defer payment of such Make Whole Payment generally until the Performance Share with which it is associated becomes payable. In the event that a Performance Share qualifies as performance-based compensation for purposes of Code section 162(m) in the year that the performance goal is certified by the Committee, but the accompanying Make Whole Payment would not qualify as performance-based compensation for purposes of Code section 162(m), no Make Whole Payment will be made with respect to such Performance Share.

    (f)        Stock Appreciation Rights—162(m) Employees. The Committee may award Stock Appreciation Rights under this subsection (f) to employees of the Company whose compensation may become subject to the Code section 162(m) deduction limits. All Stock Appreciation Rights issued under this subsection (f) are intended to satisfy the requirements applicable so as to qualify such Stock Appreciation Rights as “performance-based compensation” within the meaning of Code section 162(m).

    (i)        Stock Appreciation Rights shall consist of the right to receive cash, Common Stock or a combination of both. The Committee shall have complete discretion to determine whether a particular Stock Appreciation Right shall be paid in the form of cash or Common Stock. The Committee shall determine the number of Stock Appreciation Rights to be covered by each separate grant under the Plan. The Committee shall determine which Participants will receive Stock Appreciation Rights.

    (ii)        Under a Stock Appreciation Right, the Committee will base the amount of compensation the Participant will receive solely on the increase in value of the Common Stock of the Company after the date of the grant.

    (iii)        The Committee shall have the discretion, at the time of the grant, to determine: (a) the times at which Stock Appreciation Rights shall be awarded; (b) the number of Stock Appreciation Rights awarded to each Participant; and (c) the performance period. The Committee shall have the discretion to reduce the amount payable under any Stock Appreciation Right subject to this subsection (f) after its original grant, but shall not have the discretion to increase the amount of any payment.

    (iv)        In the event of the termination of employment of a recipient of Stock Appreciation Rights under this subsection (f) due to death, Total Disability or Retirement, or if the Company terminates the Participant without cause, the Participant will receive under each Stock Appreciation Right the difference between the value of Common Stock at the beginning of the performance period and the value of Common Stock at the time of termination. The preceding sentence shall apply only if the value of Common Stock increased during the shortened performance period.

    (v)        In the event of a Change in Control, the Participant will receive under each Stock Appreciation Right under this subsection (f) the difference between the value of Common Stock at the beginning of the performance period and the value of Common Stock at the time of the Change of Control. The preceding sentence shall apply only if the value of Common Stock increased between the beginning of the performance period and the Change of Control.

    (vi)        If, prior to the Committee’s certification that the value of Common Stock increased during the performance period, the Participant terminates employment for any reason other than death, Total Disability or Retirement, or if the Company terminates the Participant’s employment with cause, the Participant shall receive no payment pursuant to the Stock Appreciation Right.

    (vii)        As soon as administratively feasible following the end of the performance period (or after the Participant terminates employment due to death, Total Disability, or Retirement), the Committee will determine whether the value of Common Stock increased during the performance period. If the value has increased, the Company will pay to the Participant the amount of cash or Common Stock due under the Stock Appreciation Right. If the value has not increased, the Participant will receive no amount under the Stock Appreciation Right.

    (viii)        With respect to any Stock Appreciation Right under this subsection (f) of the LTI Plan that does not qualify as performance-based compensation for purposes of Code section 162(m), the Committee is authorized to defer payment of the amount of the Stock Appreciation Right, until the Participant is no longer subject to the limits of Code section 162(m) or any successor statute or a Change of Control occurs.

    (g)        Stock Appreciation Rights—Non-162(m) Employees. The Committee may award Stock Appreciation Rights under this subsection (g) only to employees of the Company whose salaries will not become subject to the Code section 162(m) deduction limits.

    (i)        Stock Appreciation Rights shall consist of the right to receive cash, Common Stock or a combination of both. The Committee shall have complete discretion to determine whether a particular Stock Appreciation Right shall be paid in the form of cash or Common Stock. The Committee shall determine the number of Stock Appreciation Rights to be covered by each separate grant under the Plan. The Committee shall determine which Participants will receive Stock Appreciation Rights.

    (ii)        Under a Stock Appreciation Right, the Committee will base the amount of compensation the Participant will receive solely on the increase in value of the Common Stock of the Company after the date of the grant.

    (iii)        The Committee shall have the discretion, at the time of the grant, to determine: (a) the times at which Stock Appreciation Rights shall be awarded; (b) the number of Stock Appreciation Rights awarded to each Participant; and (c) the performance period. The Committee shall have the discretion to reduce or increase the amount payable under any Stock Appreciation Right subject to this subsection (g) at any time.

    (iv)        In the event of the termination of employment of a recipient of Stock Appreciation Rights under this subsection (g) due to death, Total Disability or Retirement, or if the Company terminates the Participant without cause, the Participant will receive under each Stock Appreciation Right the difference between the value of Common Stock at the beginning of the performance period and the value of Common Stock at the time of termination. However, the Committee may, in its discretion, extend the performance period for such a Participant beyond the termination of employment until the end of the scheduled performance period under the specific grant. This paragraph (iv) shall apply only if the value of Common Stock increased during the performance period.

    (v)        In the event of a Change in Control, the Participant will receive under each Stock Appreciation Right under this subsection (g) the difference between the value of Common Stock at the beginning of the performance period and the value of Common Stock at the time of the Change of Control. The preceding sentence shall apply only if the value of Common Stock increased between the beginning of the performance period and the Change of Control.

    (vi)        If, prior to the Committee’s certification that the value of Common Stock increased during the performance period, the Participant terminates employment for any reason other than death, Total Disability or Retirement, or if the Company terminates the Participant’s employment with cause, the Participant shall receive no payment pursuant to the Stock Appreciation Right.

    (vii)        As soon as administratively feasible following the end of the performance period, the Committee will determine whether the value of Common Stock increased during the performance period. If the value has increased, the Company will pay the Participant the amount of cash or Common Stock due under the Stock Appreciation Right. If the value has not increased, the Participant will receive no amount under the Stock Appreciation Right.

    (h)        Limitations on Grants.

    (i)        The following limitations will apply to grants of Options under the Plan:

    [a]        No Participant will be granted Options under the Plan to receive more than 200,000 shares of Common Stock in any fiscal year, provided that the Company may make an additional one-time grant of up to 50,000 shares to newly hired employees.

    [b]        No Participant will be granted Options under the Plan to purchase more than 2,000,000 shares over the term of the Plan. However, if the number of shares available for issuance under the Plan is increased, the maximum number of Options that any Participant may be granted also automatically will increase by a proportionate amount equal of shares for each additional fiscal year in which shares are allocated for issuance under the Plan.

Except as to forfeited shares, the payment of cash dividends and dividend equivalents in conjunction with outstanding awards shall not be counted against the shares available for issuance.

The foregoing limitations are intended to satisfy the requirements applicable to Options so as to qualify such awards as “performance-based compensation” within the meaning of Code section 162(m). In the event that the Committee determines that such limitations are not required to qualify Options as performance-based compensation, the Committee may modify or eliminate such limitations.

    (ii)        The following limitations will apply to grants of ISOs under the Plan:

    [a]        The aggregate Fair Market Value (determined at the time the ISOs are granted) of the Shares with respect to which the ISOs are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order they were granted.

    [b]        The Participant must notify the Company if Shares acquired upon the exercise of an ISO are disposed of (a) within two (2) years following the date the ISO was granted; nor (b) within one (1) year following the date shares of Common Stock are transferred to the employee.

[c] The aggregate number of shares available under the Plan to be granted as ISOs by the Committee will equal 3,000,000.

    (iii)        The following limitations will apply to grants of Performance Shares under the Plan:

    [a]        No Participant will be granted Performance Shares under the Plan in excess of 100,000 shares of Common Stock in any fiscal year, provided that the Company may make an additional one-time grant of up to 25,000 shares to newly hired employees. The value of Performance Shares issued to a Participant under the Plan for any fiscal year shall not exceed $4,000,000 with an additional one-time grant to newly hired employees up to $1,000,000.

    [b]        No Participant will be granted Performance Shares under the Plan in excess of 1,000,000 shares over the term of the Plan. If the number of such shares available for issuance under the Plan is increased, the maximum amount of Performance Shares that any Participant may be granted (in any fiscal year and over the term of the Plan) also automatically will increase by a proportionate amount of equal shares or cash.

    [c]        Pursuant to subsection (III)(e) above, the Committee may grant Make Whole Payments in connection with any Performance Share. No Participant will be granted a Make Whole Payment in excess of the total permissible number of shares indicated in the previous two paragraphs, multiplied by the amount of a Make Whole Payment, as specified in subsection (III)(e)(iii) above. If the number of Performance Shares available for issuance under the Plan is increased, the number of Make Whole Payments available under the Plan also automatically will increase by an amount proportionate to the increased number of Performance Shares available. The total value of Make Whole Payments made to any Participant under the Plan in any fiscal year shall not exceed $1,500,000.

The foregoing limitations are intended to satisfy the requirements applicable to Performance Shares so as to qualify such awards as “performance-based compensation” within the meaning of Code section 162(m). In the event that the Committee determines that such limitations are not required to qualify Performance Shares as performance-based compensation, the Committee may modify or eliminate such limitations.

    (iv)        The following limitations will apply to Stock Appreciation Rights under subsection (III)(f) of the Plan:

    [a]        No Participant will be granted Stock Appreciation Rights under subsection (III)(f) of the Plan in excess of 100,000 shares of Common Stock in any fiscal year (or cash equal to the Fair Market Value of such amount of Common Stock valued as of the time of the award payment), provided that the Company may make an additional one time grant of up to 25,000 shares (or the Fair Market Value of such shares valued at the time of the award payment) to newly hired employees.

    [b]        No Participant will be granted Stock Appreciation Rights under subsection (III)(f) of the Plan in excess of 1,000,000 shares over the term of the Plan (or the Fair Market Value of such shares valued as of the time of the award payment). If the number of such shares available for issuance under the Plan is increased, the maximum amount of Stock Appreciation Rights that any Participant may be granted (in any fiscal year and over the term of the Plan) also automatically will increase by a proportionate amount of equal shares or cash.

The foregoing limitations are intended to satisfy the requirements applicable to Stock Appreciation Rights so as to qualify such awards as “performance-based compensation” within the meaning of Code section 162(m). In the event that the Committee determines that such limitations are not required to qualify Stock Appreciation Rights as performance-based compensation, the Committee may modify or eliminate such limitations.

Section IV. Miscellaneous Provisions.

    (a)        Rights of Recipients of Awards. A holder of Options, Performance Shares, Make Whole Payments and Stock Appreciation Rights granted under the Plan shall have no rights as a shareholder of the Company by virtue thereof unless and until certificates for shares are issued. The holder of a Restricted Stock Award or a Performance Share Award will be entitled to receive any dividends on such shares in the same amount and at the same time as declared on shares of Common Stock of the Company and shall be entitled to vote such shares as a shareholder of record.

    (b)        Assignment. ISOs under this Plan will not be transferable by the Participant at any time. Nonqualified stock options, Stock Appreciation Rights or any rights or interests of a Participant therein, shall be assignable or transferable by such Participant only at the discretion of the Committee or by will or the laws of descent and distribution. Restricted Stock and Performance Shares shall be assignable or transferable by such Participant only after the restrictions on such shares lapse.

    (c)        Further Agreements. All Options, Restricted Stock Awards, Performance Shares, Make Whole Payments and Stock Appreciation Rights granted under this Plan shall be evidenced by agreements or other written documents from the Company, in such form and containing such terms and conditions (not inconsistent with this Plan) as the Committee may require. No person shall have any rights under any award granted under the Plan unless and until the Committee and the Participant shall have executed such an agreement or received any other award acknowledgment authorized by the Committee expressly granting the award to such person and containing provisions setting forth the terms of the award. Such agreement may set forth certain restrictive covenants applicable to the Participant and penalties for the breach thereof, as determined by the Committee in its sole discretion.

    (d)        Replacement Options. Upon cancellation of an outstanding Option, replacement Options may be issued in an amount and with such terms as the Committee may determine.

    (e)        Deferral of Exercise.

    (i)        Securities Law Restrictions. Although the Company intends to use its reasonable efforts so that the shares purchased upon the exercise of Options will be registered under, or exempt from the registration requirements of the federal Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities law at the time Options become exercisable, if the exercise of an Option or any part of it would otherwise result in the violation by the Company of any provision of the Securities Act or of any state securities law, the Company may require that such exercise be deferred until the Company has taken appropriate action to avoid any such violation.

    (ii)        Legal and Other Requirements. No shares of Common Stock shall be issued or transferred upon exercise of any award under the Plan unless and until all legal requirements applicable to the issuance or transfer of such shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Committee. The Committee may require that, prior to the issuance or transfer of Common Stock hereunder, the recipient thereof shall enter into a written agreement to comply with any restrictions on subsequent disposition that the Committee or the Company deem necessary or advisable under any applicable law, regulation or official interpretation thereof. Certificates of stock issued hereunder may bear a legend to reflect such restrictions.

    (f)        Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant, from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding), the amount of any withholding or other tax due from the Company with respect to any shares or cash payable under the Plan, and the Company may defer the exercise of any Options or the issuance of shares thereunder unless indemnified to its satisfaction.

    (g)        Right to Awards. No employee of the Company or its affiliated unit or other person shall have any claim or right to be a Participant in this Plan or to be granted an award hereunder. Neither the adoption of this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any affiliated unit nor shall the grant of any award hereunder constitute a request or consent to postpone the retirement date of a Participant. Nothing contained hereunder shall be construed as giving any Participant or any other person any equity or interest of any kind in any assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. As to any claim for any unpaid amounts under the Plan, any Participant or any other person having a claim for payments shall be an unsecured creditor.

    (h)        Fair Market Value. The “Fair Market Value” of the Common Stock of the Company shall be determined by the Committee and shall be the closing price as reported on the NASDAQ National Market System as reported in the Wall Street Journal, for the Company’s Common Stock for the trading day of the date of the grant, exercise or award payment, whichever is appropriate. If no trade occurs on the NASDAQ National Market System on such date, the “Fair Market Value” of the Common Stock of the Company shall be determined by the Committee in good faith.

    (i)        Total Disability. “Total Disability” shall mean a finding by the Committee that a Participant meets the standard for Total Disability as provided in the Associated Banc-Corp Long-Term Disability Plan.

    (j)        Retirement. “Retirement” shall mean any date on which an employee retires under the terms and conditions of the Company’s Profit Sharing & 401(k) Plan provided, however, that the employee has attained age 55 as of such date.

    (k)        Cause. The term “cause” in connection with a termination of employment by reason of a dismissal for cause shall mean:

    (i)        The willful and continued failure by a Participant to substantially perform his duties with the Company after a demand for substantial performance is delivered to the Participant by the Chief Executive Officer of the Company which specifically identifies the manner in which the Company believes that the Participant has not substantially performed his duties; or

(ii) The willful engaging by the Participant in misconduct which is materially damaging to the Company, monetarily or otherwise.

Any rights the Company may have under this Plan in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for cause for purposes of the Plan or any award hereunder shall be made by the Committee in its discretion. If, subsequent to a Participant’s voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the Participant’s employment could have been terminated for cause, the Committee may deem such Participant’s employment to have been terminated for cause. A Participant’s termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

    (l)        Indemnity. Neither the Board nor the Committee, nor any members of either, nor any employees of the Company or its affiliated units, shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its affiliated units with respect to any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction, or determination with respect to the Plan or any action taken pursuant to it to the full extent permitted by law and the Articles of Incorporation of the Company.

    (m)        Change of Control. A “Change of Control” shall be deemed to have occurred on the date of the following transactions:

(i) An offer is accepted, in writing, for a change in ownership of 25% or more of the outstanding voting securities of the Company;

    (ii)        An offer is accepted, in writing, whereby the Company will be merged or consolidated with another corporation, and as a result of such anticipated merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the shareholders of the Company who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation;

    (iii)        An offer is accepted, in writing, whereby the Company sells at least 85% of its assets to any entity which is not a member of the control group of corporations, within the meaning of Code section 1563, of which the Company is a member; or

    (iv)        An offer is accepted, in writing, whereby a person, within the meaning of sections 3(a)(9) or 13(d)(3) of the Exchange Act, acquires 25% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

        For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (relating to options) of the Exchange Act.

    (n)        Transfers and Leaves. A change in employment or service from the Company to an affiliated unit of the Company, or vice versa, shall not constitute termination of employment or service for purposes of the Plan. Furthermore, the Committee (or Board in case of a member of the Committee) may determine that for purposes of the Plan, a Participant who is on leave of absence will still be considered as in the continuous employment or service of the Company.

    (o)        No Fiduciary Relationship or Responsibility. The Plan is not subject to ERISA. Under ERISA and related federal laws, the Company is not a fiduciary with respect to the Plan and has no fiduciary obligation with respect to any Participant, beneficiary, or other person claiming a right hereunder. Further, nothing herein contained, and no action or inaction arising pursuant hereto shall give rise under state or federal law to a trust of any kind or create any fiduciary relationship of any kind or degree for the benefit of Participants, any beneficiary, or any other person.

    (p)        Severability of Provisions. If any provision of this Plan is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Plan shall be construed and enforced as if such provision had not been included.

    (q)        Governing Law. This Plan shall be governed, administered, construed, and enforced according to the laws of the United States and the State of Wisconsin to the extent not preempted by the laws of the United States.

    (r)        Waiver. A waiver by a party of any of the terms and conditions of this agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof, or of any other term or condition of this agreement.

    (s)        Entire Agreement. This Plan constitutes the entire agreement between the parties respecting the subject matter hereof, and there are no representations, warranties, agreements, or commitments of the Company hereto except as set forth herein. This Plan may be amended only by an instrument in writing.

Section V. Amendment and Termination; Adjustments Upon Changes in Stock. The Board may at any time, and from time to time, amend, suspend or terminate the Plan in whole or in part; provided, that such amendment shall be subject to shareholder approval to the extent required by applicable law or the rules of the NASDAQ National Market System or any other exchange or market on which any of the Company’s securities are traded. Except as provided herein, no amendment, suspension or termination of the Plan may impair the rights of a Participant to whom an award has been granted without such Participant’s consent. If there shall be any change in the stock subject to the Plan or to any Option, Restricted Stock Award, Performance Share Award, Stock Appreciation Right or other award granted under the Plan through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments may be made by the Board in the aggregate number and kind of shares and the price per share subject to outstanding Options, Restricted Stock Awards, Performance Share Awards, Stock Appreciation Rights or other awards.

Section VI. Shares of Stock Available. The shares available for Options, Restricted Stock Awards, Performance Share Awards, Make Whole Payments, and Stock Appreciation Rights under this Plan shall not exceed 3,000,000 shares of the Company’s Common Stock (adjusted for stock dividends and splits). This amount will be reduced upon the exercise of an Option, by the number of shares exercised; by the number of shares which are released due to the lapse of restrictions in case of a Restricted Stock Award or Performance Share Award; by the number of Make Whole Payments made (in Common Stock) at the time restrictions lapse on the Restricted Stock Awards or Performance Share Awards; and with respect to Stock Appreciation Rights at the time such awards are paid. Any shares subject to an Option hereunder that for any reason expires, terminates, or is cancelled (other than because of the unexercised expiration of such Option); shares reacquired by the Company because the Participant’s employment with the Company terminates prior to the lapse of restrictions on Restricted Stock Awards; shares reacquired by the Company because the Company failed to attain a performance goal under a Performance Share Award; Make Whole Payments not paid because restrictions on accompanying Restricted Stock Awards or Performance Share Awards did not lapse; or Stock Appreciation Rights not paid because the value of Common Stock did not increase during the performance period will be available for further awards. Shares of Common Stock available for Options, Restricted Stock Awards, Performance Share Awards, or Stock Appreciation Rights may be authorized but unissued shares, treasury shares, or shares reacquired on the open market. No fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares and settlement of awards under the Plan.

Section VII. Effective Date and Term of the Plan. Subject to shareholder approval, the effective date of the Plan is the date on which shareholder approval is obtained (the “Effective Date”). Awards under the Plan may be made for a period of ten years commencing on such date. The period during which an Option or other Award may be exercised may extend beyond that time as provided herein.

Section VIII. Disclaimer. Associated is not responsible for the failure of optionees to make timely exercises, nor will any exception to the Plan be granted because of such failure and inaction.

Adopted by the Administrative Committee of the Board of Directors: March 4, 2003.

Adopted by the Board of Directors: March 4, 2003.

Approved by Shareholders at the ________________ Annual Meeting.

APPENDIX B

ASSOCIATED BANC-CORP INCENTIVE COMPENSATION PLAN

ARTICLE 1. PURPOSE.

        The purposes of the Plan are (i) to promote the success of the Company; (ii) to associate more closely the interests of certain key employees with those of the Company’s financial, performance, and service goals, (iii) to provide long-term incentives and rewards to those key employees of the Company and its affiliated units who are in a position to contribute to the long-term success and growth of the Company; (iv) to assist the Company in retaining and attracting key employees with requisite experience and ability; and (v) to provide solely Awards that are “qualified performance-based compensation” under Section 162(m) of the Code.

ARTICLE 2. DEFINITIONS.

        Section 2.01 “Award” means the cash incentive compensation paid or payable pursuant to the Plan.

        Section 2.02 “Award Formula” means one or more objective formulas or standards, as defined in Section 162(m) of the Code, established by the Committee for purposes of determining the amount of an Award with respect to a Performance Goal. An Award Formula based upon a percentage of a Participant’s base pay shall use the Participant’s base pay as of the date the Performance Goal is established. The Award Formula may include a modifier of the Award based upon the Company’s performance in relation to its peer group of companies, provided that such modifier satisfies the requirements of an objective formula as defined in Section 162(m) of the Code. Award Formulas may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

        Section 2.03 “Award Schedule” means the Award Schedule established pursuant to Section 4.01.

        Section 2.04 “Beneficiary” mean the person(s) designated by the Participant, in writing on a form provided by the Committee, to receive payments under the Plan in the event of his death while a Participant or, in the absence of such designation, the Participant’s estate.

        Section 2.05 “Board” means the Board of Directors of the Company.

        Section 2.06 A “Change of Control” shall be deemed to have occurred on the date of the following transactions:

    (i)        An offer is accepted, in writing, for a change in ownership of 25% or more of the outstanding voting securities of the Company;

    (ii)        An offer is accepted, in writing, whereby the Company will be merged or consolidated with another corporation, and as a result of such anticipated merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the shareholders of the Company who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of any party to such merger or consolidation;

    (iii)        An offer is accepted, in writing, whereby the Company sells at least 85% of its assets to any entity which is not a member of the control group of corporations, within the meaning of Code section 1563, of which the Company is a member; or

    (iv)        An offer is accepted, in writing, whereby a person, within the meaning of sections 3(a)(9) or 13(d)(3) of the Exchange Act, acquires 25% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially, or of record).

For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (relating to options) of the Exchange Act.

        Section 2.07 “Code” means the Internal Revenue Code of 1986, as amended.

        Section 2.08 “Committee” means the Administrative Committee of the Board or such other committee or subcommittee of the Board designated by the Board to administer the Plan. The Committees for purposes of this Plan shall be composed of not less than two directors, each of whom is intended to be an “outside director” within the meaning of Code Section 162(m).

        Section 2.09 “Company” means Associated Banc-Corp and its successors.

        Section 2.10 “Covered Employee” means a covered employee within the meaning of Code Section 162(m)(3).

        Section 2.11 “Eligible Employee” means a key employee of the Company.

        Section 2.12 “Establishment Period” means, with respect to a Performance Period applicable to any Performance Grant under the Plan, the period commencing on or before the first day of such Performance Period and ending on the earlier to occur of (i) 90 days after the commencement of the Performance Period and (ii) the date upon which twenty-five percent (25%) of the Performance Period shall have elapsed.

        Section 2.13 “Participant” means an Eligible Employee selected from time to time by the Committee to participate in the Plan.

        Section 2.14 “Performance Goal” means the target, goal or level of performance established by the Committee with respect to a Performance Measure for a Performance Period. The outcome of a Performance Goal shall be substantially uncertain when established by the Committee. Performance Goals shall be adjusted automatically, without discretion by the Committee, in the event of a dividend or stock split. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

        Section 2.15 “Performance Grant” means the grant to an Eligible Employee of an opportunity to participate in a particular Performance Goal with respect to a particular Performance Period.

        Section 2.16 “Performance Measure” means one or more of the following selected by the Committee to measure Company performance for a Performance Period: basic or diluted earnings per share, revenue growth, return on equity and stock price. Performance Measures are determined in accordance with generally accepted accounting principles as consistently applied by the Company. Prior to the expiration of the Establishment Period, the Committee may provide for a mandatory adjustment of a Performance Measure to omit the effects of extraordinary items (other than a stock dividend or stock split), gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

        Section 2.17 “Performance Period” means one or more periods of time, as the Committee may designate, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to payment of an Award.

        Section 2.18    “Plan” means the Associated Banc-Corp Incentive Compensation Plan.

        Section 2.19 “Plan Year” means the Company’s fiscal year.

        Section 2.20 “Retirement” means any date on which an employee retires under the terms and conditions of the Company’s Profit Sharing & 401(k) Plan provided, however, that the employee has attained age 55 as of such date.

        Section 2.21 “Total Disability” means a finding by the Committee that a Participant meets the standard for Total Disability as provided in the Associated Banc-Corp Long-Term Disability Plan.

ARTICLE 3. PARTICIPATION.

        Participants shall be selected by the Committee and shall only include Eligible Employees. The selection of a Participant for a Performance Grant shall not entitle such individual to be selected as a Participant with respect to any other Performance Grant.

ARTICLE 4. AWARDS.

        Section 4.01 Award Schedules. For each Performance Period with respect to which an Award may be earned by a Participant under the Plan, prior to the expiration of the Establishment Period, the Committee shall establish the Performance Grants in writing for such Performance Period by preparing an Award Schedule for each Participant. The Award Schedule shall set forth the applicable Performance Period, Performance Measure(s), Performance Goal(s), Award Formula(s), and such other information (including a peer group modifier, if applicable) as the Committee may determine. Once established for a Performance Period, such items shall not be amended or otherwise modified. Award Schedules may vary from Performance Period to Performance Period and from Participant to Participant.

        Section 4.02 Performance Grant Agreement. Performance Grants shall be evidenced by a separate written agreement between the Company and the Participant, in such form and contain such terms and conditions (not inconsistent with the Plan) as the Committee may require. An agreement executed pursuant to this section shall include a copy of the Award Schedule with respect to the Participant and such other information as the Committee may determine is necessary and appropriate.

        Section 4.03 Certification of Awards. A Participant shall be eligible to receive payment of an Award only when the Performance Goal(s) are achieved and the Committee determines, pursuant to the Award Formula, that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as administratively feasible after the close of each Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing the amount of the Award earned by each Participant for such Performance Period based upon such Participant’s Award Formula. The Committee shall then determine the actual amount of the Award to be paid to each Participant and, in so doing, may use discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Award payable to any Participant with respect to each Plan Year (or portion thereof) contained within a Performance Period shall be $3,000,000.

        Section 4.04 Payment of Awards. Awards shall be paid in a lump sum cash payment as soon as administratively feasible after the amount thereof has been determined and certified in accordance with Section 4.03.

ARTICLE 5. ADMINISTRATION.

        Section 5.01 In General. The Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan; (ii) to construe, interpret and implement the Plan and any related document; (iii) to prescribe, amend, and rescind rules relating to the Plan; (iv) to make all determinations necessary or advisable in administering the Plan; and (v) to correct any defect, supply any omission, and reconcile any inconsistency in the Plan.

        Section 5.02 Determinations. The actions and determinations of the Committee or others to whom authority is delegated under the Plan on all matters relating to the Plan and any Performance Grants shall be final and conclusive. Such determinations need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Performance Grants under the Plan, whether or not such persons are similarly situated.

        Section 5.03 Appointment of Experts. The Committee may appoint such accountants, attorneys, and other experts as it deems necessary or desirable in connection with the administration of the Plan.

        Section 5.04 Delegation. The Committee may delegate to others the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purposes, except that the Committee shall not delegate any authority with respect to duties it is required to perform under Section 162(m) of the Code.

        Section 5.05 Books and Records. The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records, and other data as shall be necessary for the proper administration of the Plan.

        Section 5.06 Payment of Expenses. The Company shall pay all reasonable expenses of administering the Plan, including, but not limited to, the payment of professional and expert fees.

        Section 5.07 Code Section 162(m). Except for payments made pursuant to Section 6.02, it is the intent of the Company that this Plan and Awards satisfy the applicable requirements of “performance-based compensation” under Code Section 162(m) so that the Company’s tax deduction for remuneration in respect of this Plan for services performed by Participants who are or may be Covered Employees is not disallowed in whole or in part by the operation of such Code section. If any provision of this Plan or if any Award would otherwise frustrate or conflict with such intent, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, and, to the extent of any remaining irreconcilable conflict with such intent, that provision shall be deemed void as applicable to such Covered Employees. With respect to any Award under the Plan that does not qualify as performance-based compensation for purposes of Code section 162(m), the Committee is authorized to defer payment of such Awards, generally until the Participant terminates employment.

ARTICLE 6. TERMINATION OF EMPLOYMENT AND
CHANGE OF CONTROL.

        Section 6.01 Termination of Employment. In the event of the termination of employment of a Participant due to death, Total Disability, or Retirement, the Participant shall receive a prorated portion of the Award, based upon the length of the Participant’s employment during the Performance Period. The Committee will determine the amount of the prorated award by multiplying the amount of the award that would have been earned, determined at the end of the Performance Period, by a fraction. The numerator of the fraction equals the number of whole months such Participant was employed during the Performance Period. The denominator of the fraction equals the total number of months of the Performance Period. This Section 6.01 shall apply only if the Company meets the Performance Goal (or the minimum of the performance range, if any) specified in the Performance Grant. The Participant will receive no Award if the Company does not meet the Performance Goal specified in the Performance Grant. Except as otherwise provided in the Plan, no Award with respect to a Performance Period will be payable to any Participant who is not an employee of the Company on the last day of such Performance Period.

        Section 6.02 Change of Control. Awards shall become immediately payable upon a Change of Control. If the Change of Control occurs during a Performance Period, the Committee shall meet to determine if the Performance Goal is partially satisfied or is likely to be fully satisfied based upon the Company’s performance to that date. If the Committee determines that the Performance Goal is partially satisfied or is likely to be fully satisfied, the Committee shall certify this determination in writing, and a prorated portion of the Award shall become immediately payable. The prorated portion of the Award shall be determined pursuant to the fraction described in Section 6.01, except that the numerator shall include the whole number of months that have elapsed during a Performance Period and prior to the Change of Control. Notwithstanding any other provision of the Plan, the Committee shall not have discretion to reduce the amount of Awards if a Change of Control occurs during a Performance Period and/or before the Performance Goal is certified in accordance with Section 4.03.

ARTICLE 7. MISCELLANEOUS.

        Section 7.01 Nonassignability. Except as otherwise provided in the Plan, no Performance Grant or Award shall be assignable or transferable (including pursuant to a pledge or security interest) other than by will or by laws of descent and distribution.

        Section 7.02 Withholding Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant, from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding), the amount of any withholding or other tax due from the Company with respect to any Award under the Plan.

        Section 7.03 Amendment or Termination of the Plan. The Plan may be amended or terminated by the Board in any respect except that (i) no amendment may be made after the date on which an Eligible Employee is selected as a Participant for a Performance Period that would adversely affect the rights of such Participant with respect to such Performance Period without the consent of the affected Participant, (ii) no amendment to increase the maximum Award payable under the Plan shall be effective without the approval of the shareholders of the Company or if, in the opinion of counsel to the Company, such approval is necessary to satisfy the intent set forth in Section 5.07, and (iii) the Plan may not be amended or terminated for two years after the date a Change of Control occurs.

        Section 7.04 Other Payments or Awards. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

        Section 7.05 Payments to Other Persons. If payments are legally required to be made to any person other than the person to whom any amount is payable under the Plan, such payments will be made accordingly. Any such payment will be a complete discharge of the liability of the Company under the Plan.

        Section 7.06 Unfunded Plan. Nothing in this Plan will require the Company to purchase assets or place assets in a trust or other entity to which contributions are made or otherwise to segregate any assets for the purpose of satisfying any obligations under the Plan. Participants will have no rights under the Plan other than as unsecured general creditors of the Company.

        Section 7.07 No Fiduciary Relationship or Responsibility. The Plan is not subject to ERISA. Under ERISA and related federal laws, the Company is not a fiduciary with respect to the Plan, and has no fiduciary obligation with respect to any Participant, beneficiary, or other person claiming a right hereunder. Further, nothing herein contained, and no action or inaction arising pursuant hereto, shall give rise under state or federal law to a trust of any kind or create any fiduciary relationship of any kind or degree for the benefit of Participants, any beneficiary, or any other person.

        Section 7.08 Limits of Liability and Indemnity. Neither the Board nor the Committee, nor any members of either, nor any employees of the Company or its affiliated units, shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its affiliated units with respect to any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination with respect to the Plan or any action taken pursuant to it to the full extent permitted by law and the Articles of Incorporation of the Company.

        Section 7.09 Right to Awards. No employee of the Company or its affiliated units or other person shall have any claim or right to be a Participant in this Plan or to be granted a Performance Grant or Award hereunder. Neither the adoption of this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any affiliated unit nor shall the grant of any Performance Grant or Award hereunder constitute a request or consent to postpone the retirement date of a Participant. Nothing contained hereunder shall be construed as giving any Participant or any other person any equity or interest of any kind in any assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. As to any claim for any unpaid amounts under the Plan, any Participant or any other person having a claim for payments shall be an unsecured creditor.

        Section 7.10 Section Headings. Section headings used herein are for convenience and reference only, and in the event of any conflict, the text of the Plan, rather than the section headings, will control.

        Section 7.11 Severability. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law; provided, however, that if any provision of this Plan shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Plan.

        Section 7.12 Applicable Law. This Plan shall be governed, administered, construed and enforced according to the laws of the United States and the State of Wisconsin to the extent not preempted by the laws of the United States.

        Section 7.13 Transfers and Leaves. A change in employment or service from the Company to an affiliated unit of the Company, or vice versa, shall not constitute termination of employment or service for purposes of the Plan. Furthermore, the Committee (or Board in case of a member of the Committee) may determine that for purposes of the Plan, a Participant who is on leave of absence will still be considered as in the continuous employment or service of the Company.

        Section 7.14 Effective Date/Term. The Plan shall become effective upon its adoption by the Committee and the Company, subject to shareholder approval of the Plan as described below. The Company shall not make any payments under the Plan until the Plan is approved by the Company’s shareholders in a manner that satisfies the requirements of Section 162(m) of the Code. Any Performance Grant agreement issued prior to receiving shareholder approval shall specifically provide that the grant is contingent upon approval of the Plan by the Company’s shareholders. If the Plan is not approved by the shareholders by the 23rd day of April, 2003, the Plan becomes ineffective, null, and void as of the date of it was adopted by the Company and the Committee, and all Performance Grants under the Plan immediately terminate.

Adopted by the Administrative Committee of the Board of Directors: March 4, 2003.

Adopted by the Board of Directors: March 4, 2003.

Approved by Shareholders at the ___________ Annual Meeting.

APPENDIX C

Associated Banc-Corp

Audit Committee Charter

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. All members shall be able to read and understand financial statements, and it is considered desirable that at least one member of the Audit Committee should be a financial expert as defined by the Commission.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall also meet separately with the independent auditor at every meeting of the committee at which the independent auditor is present.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor, subject to shareholder ratification. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all audit, review and attest services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions or other exceptions for pre-approval of non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the Commission. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of permitted non-audit services, but excluding the authority to grant pre-approvals of audit, review or attest services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting and the delegation of such authority shall comply with the requirement of the Exchange Act and the rules and regulations of the Commission.

The Audit Committee shall have the responsibility for oversight and enforcement of the Company’s Code of Ethics for Directors and Executive Officers. The Audit Committee has final authority for granting approvals and effectuating remedial and/or disciplinary action related to compliance with the Code of Ethics for Directors and Executive Officers.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.

Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis and other financial disclosures in the Company’s Form 10-K, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.

Review and discuss with management and the independent auditor the quarterly financial statements, including disclosures made in management’s discussion and analysis and the other financial disclosures in the Company’s Form 10-Q, prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

a.	All critical accounting policies and practices to be used.

b.

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.

Discuss with management, the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made.

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.

Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.

Discuss with independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.

Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls and disclosure controls and procedures, or material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

10.

Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11.	Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

12.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

13.	Review the appointment, replacement, reassignment or dismissal of the senior internal auditing executive.

14.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

15.	Discuss with the company’s General Auditor the internal audit department responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

16.

Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated. [Note – If the independent auditor detects or becomes aware of any illegal act, it is required to assure that the Audit Committee is adequately informed and to provide a report if the independent auditor has reached specified conclusions with respect to such illegal acts.]

17.

Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity the applicable legal requirements and the Company’s Code of Ethics for Directors and Executive Officers. Review reports and disclosures of related party transactions and approve all such related party transactions in accordance with the requirements of NASDAQ. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics for Directors and Executive Officers.

18.

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

20.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

A printable PDF version of Notice of 2003 Annual Meeting of Shareholders, Proxy Statement, and 2002 Form 10-K Annual Report is available at www.associatedbank.com.